UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2006

Date of reporting period: September 1, 2005—August 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International Capital Opportunities Fund

8|31|06

Annual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
International
Capital
Opportunities Fund

8| 31| 06

Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	20
Financial statements	21
Federal tax information	43
Brokerage commissions	43
About the Trustees	44
Officers	47

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

Beginning in May of this year, investors became increasingly preoccupied with the course of the economy. A more pessimistic outlook pervaded the markets as leading economic indicators began to warn of slower growth. The resulting correction undercut much of the progress that markets had achieved in the previous three months. However, in August, the Federal Reserve (the Fed) made the decision to leave interest rates unchanged, marking a milestone in its shift to a tighter monetary policy and contributing to a more favorable market environment as your fund’s reporting period drew to a close.

Despite investors’ ongoing concerns about the impact of higher rates, we believe that today’s interest-rate levels, far from being a threat to global economic fundamentals, are in fact an integral part of them. Higher rates in Europe and Japan are shifting the landscape in the fixed-income market and may lead to stronger performance from non-U.S. asset classes in the future. Economic growth may, indeed, be slowing somewhat, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment going forward.

Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance, and the investment professionals managing your fund have been working to take advantage of the opportunities presented by this environment.

We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended August 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

Putnam International Capital Opportunities Fund: targeting smaller international companies

In international economies, as in the United States, small and midsize companies can offer attractive long-term investment potential. Smaller companies can seize new opportunities quickly or occupy profitable business niches. International markets may be particularly fertile ground because, compared to the United States, relatively fewer research analysts cover small and midsize companies overseas.

Putnam International Capital Opportunities Fund has invested in these companies since 1996. Though stocks of small and midsize international companies carry the risk of greater price fluctuations, they may also offer potentially strong gains.

While investing in companies located in different economic and political systems involves risk, it may also give your money a chance to grow, even during a downturn in the U.S. economy. That’s because international economies generally follow a different business cycle than the United States. In foreign markets, interest rates are managed by institutions like the European Central Bank or the Bank of Japan. Also, while foreign currencies such as the euro, the yen, and the pound fluctuate in value, your investment may benefit if these currencies strengthen against the U.S. dollar.

With thousands of smaller-company securities around the world to choose from, the management team relies on the proprietary research of Putnam analysts to select fund holdings. For access to information about international companies, Putnam has analysts in London and Tokyo, as well as in Boston.

Putnam International Capital Opportunities Fund’s holdings

have spanned many sectors and international markets.

Reflecting Putnam’s blend strategy, the portfolio can hold both value and growth stocks without a bias toward either style, which may help keep the fund diversified given the risks of changing market conditions. In addition to the markets of Europe, Japan, and Canada, the fund can invest in emerging markets, which may offer faster rates of economic growth despite greater risk of volatility and illiquid securities. In all its decisions, the management team is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what the team considers their true worth.

For more than 10 years, the fund has helped investors benefit from investing in small and midsize international companies.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks stocks that are believed to be mispriced by the market. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Quality They look for high-quality companies, seeking characteristics such as solid management teams and sound business models that create strong cash flows.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow They examine each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and target those believed to offer attractive and sustainable cash flow.

Putnam International Capital Opportunities Fund seeks long-term capital appreciation by investing primarily in the stocks of small and midsize companies in a variety of countries outside the United States. The fund’s management team looks for stocks that it considers mispriced by the market, and can invest in stocks with growth or value characteristics without a bias toward either style. The fund may be appropriate for investors seeking long-term growth of capital who can accept the additional risks of investing in international small and midsize stocks.

Highlights

• Putnam International Capital Opportunities Fund’s class A shares returned 24.88% without sales charges for the 12 months ended August 31, 2006.

• The fund’s benchmark, the S&P/Citigroup World Ex-U.S. Extended Market Index, returned 26.22% .

• The fund’s Lipper peer group, International Small/Mid-Cap Core Funds, had an average return of 21.05% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 9.

Performance

Total return for class A shares for periods ended 8/31/06

Since the fund's inception (12/28/95), average annual return is 15.53% at NAV and 14.95% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	15.41%	14.79%	319.18%	297.36%

5 years	15.81	14.57	108.34	97.42

3 years	28.36	26.08	111.48	100.42

1 year	24.88	18.35	24.88	18.35

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A 1% short-term trading fee may apply.

Report from the fund managers

The year in review

Putnam International Capital Opportunities Fund delivered robust returns for its 2006 fiscal year, reflecting the strength of international stocks relative to domestic stocks. The period was memorable for the broad advance of the global economy, which expanded at its fastest rate in approximately a decade. Your fund’s results at net asset value (NAV, or without sales charges) were slightly behind those of its benchmark, the S&P/Citigroup World Ex-U.S. Extended Market Index, but exceeded the average for its Lipper peer group of international small- and mid-cap core funds. We attribute this outperformance of the peer group to our stock selections across a variety of sectors, but especially among energy and basic materials stocks. However, our team’s stock selections in Germany fared poorly, and we maintained an underweight to this market, which outperformed the benchmark as a whole. With this positioning the fund did not enjoy the results of the stronger German stocks in the benchmark, which explains the fund’s underperformance versus the benchmark. The fund’s foreign currency hedging positions contributed positively to performance, as the dollar experienced mixed results versus other major currencies.

Market overview

International stocks delivered substantially stronger results than U.S. stocks during the past 12 months. Supported by an accelerating global economy, which grew at an annual rate of over 4% — its strongest pace in the past decade —most international markets posted double-digit gains. The small- and mid-capitalization stocks that your fund targets had even better results than stocks of larger companies, demonstrating the characteristic ability of small companies to benefit from vigorous business conditions.

Early in the fiscal year, a reinvigorated Japan led most other markets. European stocks also delivered solid results as brisk merger-and-acquisitions (M&A) activity lifted equities there. In sector terms, basic materials, consumer cyclicals, and financials delivered some of the best results for the period.

International markets retreated in May 2006, as concerns emerged about the threat to growth posed by high energy prices and tighter monetary policy from the world’s central banks. The European Central Bank had begun lifting interest rates in December 2005, and raised rates three more times during the fiscal period, bringing European short-term rates to 4%. The Bank of Japan raised rates in July for the first time since 2001, but only to a scant 0.25% .

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/06.

Equities
S&P/Citigroup World Ex-U.S. Extended Market Index (EMI)
(international stocks of small companies)	26.22%

MSCI EAFE Index
(international stocks)	24.28%

S&P 500 Index
(broad stock market)	8.88%

Bonds
Lehman Aggregate Bond Index
(broad bond market)	1.71%

Lehman Government Bond Index
(U.S. Treasury and agency securities)	1.18%

JP Morgan Global High Yield Index
(global high-yield corporate bonds)	5.51%

We view the Japanese rate increase as a sign of the central bank’s confidence in the country’s recovery. In August, the last month of the fiscal year, China also tightened its monetary policy to prevent inflation. Still supported by solid economic growth, international stocks advanced at a moderate pace in the final months of the period.

Strategy overview

Your fund’s strategy is designed to identify mid- and small-capitalization stocks of international companies that are judged to be worth more than their current prices indicate. It is founded on the philosophy that each company has an inherent business value that remains fairly constant even though its stock price can fluctuate over time. Our goal is to own stocks when they are priced below this inherent worth and we believe they are poised to appreciate. We determine a stock’s value by discounting its future cash flows. We compare, rank, and select stocks for the portfolio with analysis that integrates fundamental and quantitative methods. This process determines both our stock selections and the portfolio’s country and sector weightings. Another element of our process is a disciplined trading approach. Generally speaking, we consider our trading decisions over many days before actually making trades, to avoid hasty judgments.

During the fiscal period, our research led us to an overweight position, relative to the benchmark, in Japan, as we described in the fund’s last semiannual report. We maintained an underweight to the United Kingdom and to Germany because, in our assessment, relatively fewer stocks in these markets offered attractive valuations. With regard to the portfolio’s sector weightings, most were in line with those of the benchmark, but we maintained overweight positions in basic materials and technology, while having a small underweight to industrials.

Your fund’s holdings

Our stock selections in the energy sector had the greatest positive impact on results for the period. One outstanding contributor was CNPC, a Chinese company that is listed on the Hong Kong Stock Exchange. Its main business is to explore for energy in China and Central Asia. During the period, the market rewarded CNPC for completing an agreement to invest in a Russian oil company, giving it rights to a greater potential reserve of energy deposits at a time when energy prices hovered at lofty levels.

Holdings in the basic materials sector generally provided rewarding results, and two Canadian mining companies were among the leaders. AUR Resources and Inmet Mining both mine copper, which experienced a greater price increase than any other metal during the period; both stocks benefited from this price trend. AUR Resources also completed a feasibility study to begin

6

extracting millions of pounds of copper over the next 20 years from the Andacollo mine in Chile.

While our stock selections in the financials sector generally detracted somewhat from performance, Baloise Holdings, a Switzerland-based insurance company, contributed positively to results. The company has billions of euros in assets under management, and has consequently benefited from the recent interest-rate increases by the European Central Bank; euro-denominated assets now generate a higher return. Profits also benefited from a low level of life insurance claims against the company. Another financial stock that contributed to returns during the period was Man Group of the United Kingdom. This investment management company recorded a substantial increase in fees due to strong performance of assets under management along with sizable inflows of money from clients.

Two Japanese consumer stocks — Makita and NGK Spark Plugs — described in the fund’s most recent semi-annual report contributed positively to the fund’s results over the full fiscal year. Makita’s sales of portable electric power tools are continuing to thrive, and NGK is generating profits from its two major divisions, automotive parts and packaging for semiconductors.

While our Japanese stock selections in general added to results, some of them had disappointing performance. The stock of Uniden, a company that makes electronic equipment, dropped because one of its major products, wireless telephone handsets, came under fierce price competition in the United States. The company was forced to cut its prices and profit margins. Though in a different industry, Kaneka, a chemical company, experienced similar pressures. Kaneka produces Coenzyme Q10, a food additive that has grown in popularity because of its properties as an antioxidant, or cancer-fighter. As more competitors began supplying Coenzyme Q10 to food companies, prices dropped. We continue to hold smaller positions in both Uniden and Kaneka because we believe the market has overreacted to the impact of this news on each company’s cash flow.

In the United Kingdom, the fund continues to hold HMV Group, a music, video, and book retailer that we described in the last semiannual report. This company is facing a sustained decline in revenues caused by the growing trend among consumers to shop for popular music on the Internet rather than buying from traditional stores. The stock lost ground during the period, but we maintained the fund’s small position because we still believe investors are penalizing the company too harshly. It possesses a library of music titles that we believe consumers will continue to buy in stores rather than online.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings
This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 8/31/06. The fund’s holdings will change over time.

Holding (percent of fund's net assets)	Country	Industry

Northern Rock PLC (1.5%)	United Kingdom	Banking

Baloise Holding AG Class R (1.4%)	Switzerland	Insurance

Antofagasta PLC (1.3%)	United Kingdom	Basic materials

Methanex Corp. (1.3%)	Canada	Chemicals

AUR Resources, Inc. (1.2%)	Canada	Metals

Brother Industries, Ltd. (1.2%)	Japan	Electrical equipment

Tokai Tokyo Securities Co., Ltd. (1.2%)	Japan	Investment banking/brokerage

Air France (1.2%)	France	Airlines

Berkeley Group Holdings PLC (1.2%)	United Kingdom	Homebuilding

Skanska AB Class B (1.1%)	Sweden	Engineering and construction

7

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

After a sustained period of advances, the value of the fund’s portfolio grew at a more moderate pace in the closing months of the fiscal year, reflecting trends in international stock markets. While we do not make market forecasts, we know from past experience that after a period of rapid advances such as we experienced early in the period, markets often pause or retreat.

As we enter the fund’s 2007 fiscal year, the portfolio has a notable overweight position in Japan, but is generally underweighted in European markets, where stock valuations currently appear less attractive. We have relatively small positions in a variety of emerging markets. In terms of sectors, the fund has an overweight position in basic materials, but most of the fund’s sector weightings are approximately the same as those of the benchmark index. The average return on equity of stocks in the portfolio is at its highest level since 2000, while the price-earnings multiple of the portfolio is only half of what is was in 2000. This indicates to us that the stocks we hold have historically attractive valuations. We also believe small- and mid-cap international stock prices appear somewhat undervalued compared with those of large companies in international markets and with U.S.-based stocks. Given the combination of these market trends with its research-driven strategy, the fund should be able to serve shareholders as part of a well-diversified portfolio.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

8

Your fund’s performance

This section shows your fund’s performance for periods ended August 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	15.53%	14.95%	14.67%	14.67%	14.67%	14.67%	14.95%	14.59%	15.27%	15.71%

10 years	319.18	297.36	288.75	288.75	288.95	288.95	298.67	285.66	309.85	326.03
Annual average	15.41	14.79	14.54	14.54	14.55	14.55	14.83	14.45	15.15	15.60

5 years	108.34	97.42	100.44	98.44	100.52	100.52	103.04	96.41	106.20	110.75
Annual average	15.81	14.57	14.92	14.69	14.93	14.93	15.22	14.45	15.57	16.08

3 years	111.48	100.42	106.87	103.87	106.85	106.85	108.33	101.57	110.31	113.12
Annual average	28.36	26.08	27.42	26.80	27.41	27.41	27.72	26.32	28.12	28.69

1 year	24.88	18.35	23.98	18.98	23.95	22.94	24.26	20.21	24.61	25.17

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $38,875 and $38,895, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $38,566 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $40,985 and $42,603, respectively. See first page of performance section for performance calculation method.

9

Comparative index returns For periods ended 8/31/06

	S&P/Citigroup World	Lipper International Small/
	Ex-U.S. Extended	Mid-Cap Core Funds
	Market Index (EMI)	category average*

Annual average
(life of fund)	9.35%	12.66%

10 years	141.95	243.02
Annual average	9.24	12.79

5 years	140.79	127.08
Annual average	19.21	17.69

3 years	116.56	98.03
Annual average	29.38	25.39

1 year	26.22	21.05

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 8/31/06 , there were 48, 45, 32, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 8/31/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1

Income	$0.402		$0.191	$0.195	$0.276		$0.401	$0.469

Capital gains	—		—	—	—		—	—

Total	$0.402		$0.191	$0.195	$0.276		$0.401	$0.469

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/05	$26.80	$28.28	$26.11	$26.46	$26.47	$27.36	$26.68	$26.88

8/31/06	33.00	34.83	32.15	32.57	32.57	33.66	32.78	33.10

Fund performance for most recent calendar quarter Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	15.49%	14.91%	14.63%	14.63%	14.63%	14.63%	14.91%	14.55%	15.22%	15.67%

10 years	311.61	289.95	281.47	281.47	281.84	281.84	291.69	278.83	302.40	318.33
Annual average	15.20	14.58	14.33	14.33	14.34	14.34	14.63	14.25	14.94	15.39

5 years	159.32	145.78	149.61	147.61	149.63	149.63	152.89	144.68	156.66	162.39
Annual average	20.99	19.70	20.07	19.88	20.08	20.08	20.39	19.60	20.75	21.28

3 years	105.95	95.09	101.39	98.39	101.42	101.42	102.82	96.22	104.69	107.44
Annual average	27.23	24.95	26.28	25.65	26.29	26.29	26.58	25.19	26.97	27.54

1 year	21.60	15.20	20.70	15.70	20.67	19.67	20.96	17.03	21.29	21.89

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Capital Opportunities Fund from March 1, 2006, to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 8.09	$ 11.98	$ 11.98	$ 10.68	$9.39	$ 6.79

Ending value (after expenses)	$1,070.40	$1,066.30	$1,066.10	$1,067.50	$1,069.20	$1,071.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2006, use the calculation method below. To find the value of your investment on March 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 03/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.88	$ 11.67	$ 11.67	$ 10.41	$9.15	$ 6.61

Ending value (after expenses)	$1,017.39	$1,013.61	$1,013.61	$1,014.87	$1,016.13	$1,018.65

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

11

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.55%	2.30%	2.30%	2.05%	1.80%	1.30%

Average annualized expense ratio for Lipper peer group†	1.68%	2.43%	2.43%	2.18%	1.93%	1.43%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

12

Your fund’s portfolio turnover
and Overall Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam International Capital Opportunities Fund	45%	64%	68%	93%	91%

Lipper International Small/Mid-Cap Core Funds category average	62%	60%	58%	60%	59%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 8/31/06.

Your fund’s Overall Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

13

Your fund’s management

Your fund is managed by the members of the Putnam International Small- and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader. Randy Farina, John Ferry, Karan Sodhi, and Franz Valencia are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Small- and Mid-Cap Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2006, and August 31, 2005.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 8/31/05.

Trustee and Putnam employee fund ownership

As of August 31, 2006, all of the 11 Trustees then on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$ 688,000	$ 93,000,000

Putnam employees	$16,800,000	$413,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $3,100,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

14

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Joseph Joseph is also a Portfolio Leader of Putnam Capital Opportunities Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

John Ferry is also a Portfolio Member of Putnam Capital Opportunities Fund.

Franz Valencia is also a Portfolio Member of Putnam Capital Opportunities Fund.

Joseph Joseph, Randy Farina, John Ferry, Karan Sodhi, and Franz Valencia may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended August 31, 2006, Portfolio Member Franz Valencia joined and Portfolio Member Christopher Crawford left your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2006, and August 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006							•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	N/A

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual became a member of Putnam’s Executive Board after the reporting date.

15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P/Citigroup World Ex-U.S. Extended Market Index (EMI) is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — f or example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 38th percentile in management fees and in the 21st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue

17

to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset

18

value was in the following percentiles of its Lipper Inc. peer group (Lipper International Small/Mid-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

30th	36th	87th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 53, 50, and 28 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the five-year period ended March 31, 2006. In this regard, the Trustees considered that Putnam Management had made changes to the fund’s investment team that it believed would strengthen the investment process by focusing on a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing  of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Small/Mid-Cap Core Funds category for the one-, five- and ten-year periods ended September 30, 2006, were 37%, 52%, and 34%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 18 out of 48, 17 out of 32, and 3 out of 8 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

19

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

20

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds
And Shareholders of Putnam International Capital Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Capital Opportunities Fund (the “fund”) at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 10, 2006

22

The fund’s portfolio 8/31/06

COMMON STOCKS (97.7%)*

	Shares	Value

Australia (2.3%)
Adelaide Brighton, Ltd.	1,719,989	$3,098,773
Ansell, Ltd.	12,608	90,667
ARC Energy, Ltd. †	712,248	837,344
Australand Holdings, Ltd.	3,661,518	4,947,509
BlueScope Steel, Ltd.	3,129,322	16,220,797
Caltex Australia, Ltd.	183,212	3,201,488
Colorado Group, Ltd.	744,958	2,667,207
Flight Centre, Ltd.	64,974	570,909
Just Group, Ltd.	274,890	721,888
Kagara Zinc, Ltd. †	79,893	317,760
Kingsgate Consolidated, Ltd.	451,383	1,833,196
Perilya, Ltd.	92,332	217,098
Tap Oil, Ltd. †	450,945	598,997
		35,323,633

Austria (0.9%)
Andritz AG	87,580	13,803,211

Belgium (0.4%)
CFE (CIE Francois D’enter)	1,872	1,801,772
Gimv NV	85,634	5,096,537
Icos Vision Systems NV †	2,153	82,641
		6,980,950

Bermuda (0.6%)
Axis Capital Holdings, Ltd.	291,982	9,468,976

Brazil (—%)
Gerdau SA (Preference)	22,413	324,910

Canada (8.3%)
Agrium, Inc.	22,193	513,469
AUR Resources, Inc.	1,142,454	19,203,936
Axcan Pharma, Inc. †	9,100	126,555
Baytex Energy Trust	98,000	2,363,659
Biovail Corp.	947,200	15,383,996
Boardwalk Real Estate Investment Trust (R)	9,880	270,709
Breakwater Resources, Ltd. †	50,500	59,171
Canaccord Capital, Inc.	158,802	2,590,641
Canadian Western Bank	3,200	127,077
CGI Group, Inc. †	536,000	3,381,703
Cognos, Inc. †	4,739	151,631
Corus Entertainment, Inc. Class B	13,429	467,564
Cryptologic, Inc.	3,370	87,842
Eurozinc Mining Corp. †	52,500	148,107
Focus Energy Trust	29,700	649,947
GMP Capital Trust	13,100	273,217
Home Capital Group, Inc.	7,200	199,549
HudBay Minerals, Inc. †	9,200	124,463
Industrial Alliance Insurance and Financial
Services, Inc.	160,408	4,799,951
Inmet Mining Corp.	382,146	16,016,033
Iteration Energy, Ltd. †	343,300	1,345,971
Methanex Corp.	820,036	19,482,784
Norbord, Inc.	1,058,716	8,359,038
Northbridge Financial Corp.	105,800	2,902,706
Northern Orion Resources, Inc. †	771,000	3,585,723
Northgate Minerals Corp. †	717,600	2,632,386
Open Text Corp. †	3,400	55,221

COMMON STOCKS (97.7%)* continued

	Shares	Value

Canada continued
SNC-Lavalin Group, Inc.	279,334	$7,676,335
Teck Comico, Ltd. Class B	82,560	5,476,716
Transat A.T., Inc. Class A	41,640	942,014
Transat A.T., Inc. Class B	274,900	6,117,423
Zargon Energy Trust	116,500	3,348,522
		128,864,059

Denmark (1.7%)
Amagerbanken A/S	11,150	759,701
Biomar A/S	71,270	2,837,737
Codan A/S	41,100	2,962,569
D/S Norden	2,674	1,418,069
FLSmidth & Co. A/S Class B	110,965	4,799,145
Forstaedernes Bank A/S	5,950	745,448
SimCorp A/S	23,450	3,887,741
Sjaelso Gruppen	23,670	6,987,214
Solar Holdings A/S Class B	8,800	891,070
Sydbank A/S	12,630	472,538
		25,761,232

Finland (1.3%)
Oriola-KD OYJ †	5,099	12,269
Orion Oyj Class B †	5,099	92,868
Ramirent OYJ	79,800	3,288,780
Rautaruukki OYJ	559,283	16,320,840
		19,714,757

France (4.1%)
Air France	663,612	18,091,304
April Group	37,431	1,863,619
Axalto Holding NV †	22,619	585,660
Beneteau SA	5,262	437,764
BioMerieux	4,079	247,984
Business Objects SA †	3,861	107,680
Camaieu	9,867	2,109,005
Ciments Francais Class A	2,788	432,842
CNP Assurances	105,188	10,857,919
Compagnie Plastic-Omnium SA	31,107	1,349,689
Geodis	11,251	1,903,700
GFI Informatique	232,177	1,628,455
Kaufman & Broad SA	15,460	870,639
Montupet	36,924	708,885
Nexity	190,307	10,980,313
Nexity 144A	10,580	610,444
Societe BIC SA	29,767	1,849,315
Spir Communication	8,638	1,278,048
Total Gabon	894	719,721
Trigano SA	8,866	439,152
Valeo SA	62,060	2,268,538
Vallourec	19,320	4,327,342
		63,668,018

Germany (1.9%)
Altana AG	63,579	3,753,004
Balda AG	44,017	449,572
Bechtle AG	36,902	781,199
Continental AG	122,971	13,149,983
Deutsche Beteiligungs AG	33,811	760,336
Deutsche Lufthansa AG	376,007	7,435,334

23

COMMON STOCKS (97.7%)* continued

	Shares	Value

Germany continued
ElringKlinger AG	13,269	$687,472
Fresenius AG (Preference)	765	131,144
Mobilcom AG † (S)	34,656	732,321
Norddeutsche Affinerie AG	9,909	233,993
Pfeiffer Vacuum Technology AG	9,506	593,858
Puma AG Rudolf Dassier Sport	1,379	479,775
Villeroy & Boch AG (Preference)	16,748	248,441
		29,436,432

Greece (0.5%)
Attica Holdings SA	229,380	1,056,900
Babis Vovos International Construction SA	114,170	2,679,954
Heracles General Cement Co.	6,880	126,802
Metka SA	209,140	1,996,880
Mytilineos Holdings SA	85,397	2,185,992
		8,046,528

Guernsey (0.8%)
Amdocs, Ltd. †	333,004	12,637,502

Hong Kong (2.2%)
ASM Pacific Technology	18,500	95,875
Beijing Enterprises Holdings, Ltd.	892,000	1,438,432
CNPC Hong Kong, Ltd.	7,270,000	4,169,618
Industrial & Commercial Bank of China	95,000	158,327
Midland Holdings, Ltd.	6,668,000	2,966,871
Orient Overseas International, Ltd.	2,696,660	10,906,210
SmarTone Telecommunications
Holdings, Ltd.	1,693,500	1,631,150
Solomon Systech International, Ltd.	40,792,000	8,655,376
Truly International Holdings	710,000	884,727
Wheelock and Co., Ltd.	1,743,000	2,882,474
		33,789,060

India (0.6%)
Canara Bank	364,691	1,732,929
Indian Petrochemicals Co.	67,563	421,379
Satyam Computer Services., Ltd.	8,295	144,106
Sesa GOA, Ltd.	10,871	222,875
Tata Iron & Steel Co., Ltd.	631,522	6,735,285
		9,256,574

Ireland (0.4%)
DCC PLC	71,852	1,802,482
Depfa Bank PLC	21,568	401,927
FBD Holdings PLC	59,067	2,940,834
Paddy Power PLC	33,211	605,721
		5,750,964

Italy (3.5%)
Azimut Holding SpA	36,852	409,880
Banche Popolari Unite Scpa	16,837	474,739
Brembo SpA	106,965	1,147,260
Compagnie Industriali Riunite (CIR) SpA	4,014,130	11,765,299
Cremonini SpA	536,000	1,509,258
Danieli & Co. SpA	146,000	1,486,514
Ergo Previdenza SpA	223,664	1,318,262
Esprinet SpA	710,367	12,119,619
Fondiaria-Sai SpA	3,922	125,745
Italcementi SpA	23,933	589,969

COMMON STOCKS (97.7%)* continued

	Shares	Value

Italy continued
Milano Assicurazioni SpA	1,518,000	$11,025,891
Navigazione Montanari SpA	259,002	1,193,388
Parmalat Finanziaria SpA (F) † (S)	5,785,367	740
Pirelli & C Real Estate SpA	4,169	241,503
Premafin Finanziaria SpA	376,500	1,132,424
Recordati SpA	387,088	2,816,542
Sai-Soc Assicuratrice Industriale SpA (SAI)	134,500	5,684,279
Sogefi SpA	48,665	337,592
Vittoria Assicurazioni SpA	120,567	1,644,984
		55,023,888

Japan (32.4%)
ABC-Mart, Inc.	118,600	2,791,302
Aderans Co., Ltd.	12,600	326,631
Aeon Credit Service Co., Ltd.	16,500	395,370
Aica Kogyo Co., Ltd.	15,000	201,842
Airport Facilities Co., Ltd.	166,900	1,098,719
Alpine Electronics, Inc.	19,600	272,097
Aplus Co., Ltd. †	117,500	386,757
Asahi Diamond Industrial Co., Ltd.	178,000	1,428,311
Asahi Industries Co., Ltd.	667	1,751,821
Asahi Pretec Corp.	64,800	2,453,415
Asahi Soft Drinks Co., Ltd.	224,500	3,147,250
Axell Corp.	12	43,080
BML, Inc.	89,200	1,958,642
Brother Industries, Ltd.	1,677,000	19,162,446
CAC Corp.	163,800	1,585,342
Canon Electronics, Inc.	84,500	2,896,649
Canon Sales Co., Inc.	723,100	17,172,623
Capcom Co., Ltd. (S)	425,500	6,179,129
Century Leasing System, Inc.	312,000	4,134,459
Chori Co., Ltd. †	825,000	1,526,605
Chubu Steel Plate Co., Ltd.	74,000	882,169
CKD Corp.	298,000	3,992,138
Cleanup Corp.	109,000	883,005
Daiichi Sankyo Co., Ltd.	534,500	14,767,460
Daiichikosho Co., Ltd.	413,400	4,822,471
Daishi Bank, Ltd. (The)	38,000	163,639
Daishinku Corp.	234,000	1,476,592
Daiwa Industries, Ltd.	1,273,000	9,226,998
Daiwabo Information System Co., Ltd.	167,000	2,315,528
Data Communication System Co., Ltd.	21,900	769,404
Doutor Coffee Co., Ltd.	352,700	6,315,938
Eighteenth Bank, Ltd. (The)	32,000	165,635
ESPEC Corp.	86,000	1,200,495
Foster Electric Co., Ltd.	392,000	6,133,879
Fujicco Co., Ltd.	58,000	657,798
Fujimi, Inc.	64,900	1,657,504
Fujitsu General, Ltd. †	235,000	593,161
Future System Consulting Corp. (S)	3,551	3,209,738
Fuyo General Lease Co., Ltd. (S)	213,810	6,508,926
Geomatec Co., Ltd.	15,800	161,139
Hachijuni Bank, Ltd. (The)	20,000	151,445
Happinet Corp.	3,000	61,525
Higashi-Nippon Bank, Ltd. (The)	182,000	836,514
Hirose Electric Co., Ltd.	700	90,850
Hisamitsu Pharmaceutical Co., Inc.	359,500	10,116,398
Hitachi Construction Machinery Co., Ltd.	12,400	273,864

24

COMMON STOCKS (97.7%)* continued

	Shares	Value

Japan continued
Hitachi Systems & Services, Ltd.	98,500	$2,074,657
Hokuetsu Bank, Ltd. (The)	548,000	1,392,547
Hokuhoku Financial Group, Inc.	596,000	2,348,017
Ichiyoshi Securities Co., Ltd.	8,600	128,556
Icom, Inc.	23,900	672,551
Iyo Bank Ltd. (The)	19,000	197,826
Japan Aviation Electronics Industry, Ltd.	6,000	84,318
Japan Business Computer Co., Ltd.	13,900	123,627
JFE Shoji Holdings, Inc.	37,000	165,328
Juroku Bank, Ltd. (The)	32,000	192,104
Kaga Electronics Co., Ltd.	73,600	1,493,715
Kagawa Bank, Ltd. (The)	121,000	700,597
Kaken Pharmaceutical Co., Ltd.	156,000	1,142,696
Kaneka Corp.	1,077,000	9,808,442
Keihin Corp.	654,900	13,877,603
Keiyo Bank, Ltd. (The)	48,000	277,104
Kenedix, Inc.	56	270,282
Kenwood Corp.	2,311,000	4,177,812
Kimoto Co., Ltd.	159,800	2,470,516
Kintetsu World Express, Inc.	6,600	162,087
KK DaVinci Advisors †	7,659	6,922,947
Kobayashi Pharmaceutical Co., Ltd.	235,700	9,285,700
Kose Corp.	11,400	360,655
Kyowa Hakko Kogyo Co., Ltd.	60,000	440,010
Lawson, Inc.	394,000	13,775,049
Leopalace21 Corp.	6,300	223,484
Makita Corp.	185,500	5,457,278
Mars Engineering Corp.	461,000	11,439,499
Meiko Network Japan Co., Ltd.	149,600	730,970
Mikuni Coca-Cola Bottling Co., Ltd.	37,500	401,317
Mitsubishi Plastics, Inc.	1,062,000	3,169,609
Musashi Seimitsu Industry Co., Ltd.	14,000	325,318
Neturen Co., Ltd.	155,000	1,718,257
NGK Spark Plug Co., Ltd.	551,000	11,229,556
Nice Corp.	347,000	1,396,640
Nichiha Corp.	27,200	401,726
Nihon Eslead Corp.	100,300	3,070,495
Nikkiso Co., Ltd.	264,000	2,719,468
Nippo Corp.	132,000	1,134,612
Nippon Kanzai Co., Ltd. (S)	51,900	1,175,019
Nippon Seiki Co., Ltd.	13,100	287,090
Nippon Shinyaku Co., Ltd.	99,000	843,361
Nippon Thompson Co., Ltd.	367,000	3,501,944
Nissan Diesel Motor Co., Ltd. (R)	43,000	174,904
Nissin Kogyo Co., Ltd.	390,900	8,233,333
Nittetsu Mining Co., Ltd.	218,000	1,760,433
Nitto Kohki Co., Ltd.	37,700	837,456
Noritake Co., Ltd.	325,000	1,765,371
Noritsu Koki Co., Ltd.	85,300	1,680,251
Oita Bank, Ltd. (The) (Private)	23,000	177,496
Okamura Corp.	381,000	3,950,678
Okinawa Cellular Telephone Co.	50	133,026
Ono Pharmaceutical Co., Ltd.	232,700	10,854,174
Onward Kashiyama Co., Ltd.	692,000	9,683,397
Optex Co., Ltd.	1,500	42,594
Osaka Steel Co., Ltd.	144,800	2,944,896
Pacific Metals Co., Ltd.	1,864,000	14,130,605
Pal Co., Ltd.	6,100	295,975

COMMON STOCKS (97.7%)* continued

	Shares	Value

Japan continued
Pigeon Corp.	80,000	$1,335,039
Rasa Industries, Ltd. (S)	491,000	1,955,291
Rhythm Watch Co., Ltd.	573,000	1,045,638
Ricoh Leasing Co., Ltd.	271,700	7,344,496
Riso Kagaku Corp.	36,200	609,661
Sankyo Co., Ltd.	262,500	14,213,993
Santen Pharmaceutical Co., Ltd.	506,700	12,508,711
Sanyo Shinpan Finance Co., Ltd.	77,700	3,266,488
Seikagaku Corp.	263,000	2,866,155
Shimano, Inc.	285,800	8,042,466
Shinkawa, Ltd.	70,500	1,581,095
Shinko Shoji Co., Ltd.	78,500	987,358
Shinwa Co., Ltd. (S)	12,100	299,740
Showa Corp.	324,000	5,368,227
SMK Corp.	92,000	629,181
Sumisho Lease Co., Ltd.	172,000	9,460,220
Sumitomo Real Estate Sales Co., Ltd.	4,000	342,458
Suzuken Co., Ltd.	2,900	108,314
Tachi-S Co., Ltd.	54,600	404,600
Taiyo Ink Manufacturing Co., Ltd.	5,600	286,041
Takamatsu Corp.	48,200	850,806
Takara Leben Co., Ltd.	13,200	222,308
Takasago International Corp.	192,000	959,427
Tamron Co., Ltd. (S)	261,500	4,582,438
Tanabe Seiyaku Co., Ltd.	1,385,000	17,668,287
Toa Corp.	224,000	1,843,268
Tocalo Co., Ltd.	60,300	1,989,946
Tochigi Bank, Ltd. (The)	22,000	149,706
Tokai Rika Co., Ltd.	16,600	324,866
Tokai Tokyo Securities Co., Ltd.	3,295,000	18,628,677
Token Corp.	7,300	504,844
Tokyo Steel Manufacturing Co., Ltd.	616,400	10,028,918
Toppan Forms Co., Ltd.	17,300	225,857
Toshiba TEC Corp.	1,554,000	7,195,549
Toyo Securities Co., Ltd.	1,672,000	8,996,606
Toyota Auto Body Co., Ltd.	67,300	1,167,865
Uniden	659,000	6,636,642
Unipres Corp.	64,000	481,351
Yamagata Bank, Ltd. (The)	19,000	100,128
Yamato Kogyo Co., Ltd.	710,000	16,225,804
Yonekyu Corp.	253,000	2,714,027
Yoshimoto Kogyo Co., Ltd.	169,000	3,509,124
Zuken, Inc.	38,500	374,265
		502,817,562

Liechtenstein (—%)
Verwalt & Privat-Bank AG	2,441	590,149

Netherlands (1.3%)
Beter BED Holdings NV	121,906	2,449,632
Corio NV	6,054	407,184
Eurocommercial Properties NV CVA
(Commanditaire Vennootschap op Aandelen) (R) 6,596		281,126
Grontmij NV	12,500	1,091,915
Heijmans NV	7,367	362,640
Koninklijke DSM NV	23,697	936,584
Stork NV	290,548	14,313,368
		19,842,449

25

COMMON STOCKS (97.7%)* continued

	Shares	Value

New Zealand (—%)
Fletcher Building, Ltd.	34,170	$193,839

Norway (1.3%)
Acta Holding ASA	1,618,000	6,315,399
EDB Business Partner ASA	165,800	1,381,119
Expert ASA	124,400	1,519,841
Odfjell ASA Class B	86,000	1,320,190
Sparebanken Midt-Norge	230,330	2,658,708
Sparebanken Nord-Norge	46,000	961,603
Tandberg ASA	63,710	654,537
TGS Nopec Geophysical Co. ASA †	140,700	2,500,341
Veidekke ASA	79,400	2,689,710
		20,001,448

Portugal (0.1%)
Impresa SGPS †	131,851	801,591
Semapa-Sociedade de Investimento e Gestao	15,608	166,606
Sonaecom, SGPS SA †	225,671	1,426,851
		2,395,048

Singapore (1.2%)
Ascendas Real Estate Investment Trust (R)	203,000	265,967
GES International, Ltd.	1,677,000	1,290,574
KS Energy Services, Ltd.	478,000	760,033
Marco Polo Developments, Ltd.	70,000	74,795
MMI Holdings, Ltd.	3,687,000	2,098,750
MobileOne Asia, Ltd.	3,466,110	4,497,147
Neptune Orient Lines, Ltd.	1,178,000	1,445,996
SembCorp Industries, Ltd.	3,112,820	6,889,661
Unisteel Technology, Ltd.	946,000	1,191,299
United Overseas Land, Ltd.	96,000	191,719
		18,705,941

South Korea (4.2%)
Binggrae Co., Ltd.	99,300	3,833,538
Daegu Bank	23,550	394,542
Daewoong Pharmaceutical Co., Ltd.	5,140	226,246
Dong Wha Pharmaceutical Industrial Co., Ltd. 5,890		193,677
Dongbu Insurance Co., Ltd.	52,190	1,175,768
Hanjin Shipping	9,550	218,626
Hyundai Heavy Industries	7,680	974,984
Hyundai Marine & Fire Insurance Co.	379,010	5,048,208
Hyundai Mipo Dockyard	1,642	169,155
INI Steel Co.	492,560	17,554,818
Interflex Co., Ltd.	420,619	2,350,389
Jeonbuk Bank	17,730	129,147
Kwang Dong Pharmaceutical Co., Ltd.	1,189,030	3,724,225
LG Home Shopping, Inc.	90,944	6,614,969
LG Insurance Co., Ltd.	202,760	2,953,840
LG Petrochemical Co., Ltd.	13,110	285,119
LG Telecom, Ltd. †	17,012	193,841
LS Industrial Systems Co., Ltd.	85,900	2,998,902
NHN Corp.	2,266	214,103
Pusan Bank	22,520	289,409
Samsung Heavy Industries Co., Ltd.	630,660	15,093,840
		64,637,346

COMMON STOCKS (97.7%)* continued

	Shares	Value

Spain (1.4%)
Duro Felguera SA	365,082	$2,027,945
Fomento de Construcciones y Contratas SA	28,811	2,245,700
Gestevision Telecinco SA	659,849	16,975,269
Iberia Lineas Aereas de Espana SA	110,665	276,198
Indra Sistemas SA Class A	7,112	147,736
		21,672,848

Sweden (2.8%)
Carnegie AB	25,300	451,342
Intrum Justita AB	406,000	3,621,441
JM AB	676,716	10,575,004
Saab AB Class B	130,400	3,200,896
Skanska AB Class B	1,123,612	17,714,009
SKF AB Class B	147,886	2,116,718
Swedish Match AB	56,736	961,148
Tele2 AB Class B (S)	533,654	5,295,138
		43,935,696

Switzerland (3.4%)
Baloise Holding AG Class R	270,379	22,484,056
Banque Cantonale Vaudoise (BCV)	15,349	5,805,996
Charles Voegele Holding AG †	48,589	3,845,414
Geberit International AG	485	564,246
George Fischer AG †	15,947	7,497,393
Helvetia Patria Holding	19,253	5,748,097
Inficon Holding AG	7,377	825,918
Kuehne & Nagel International AG	6,357	446,372
Kuoni Reisen Holding AG †	878	459,443
Logitech International SA †	11,044	238,334
Phoenix Mecano AG	3,218	1,305,371
Rieter Holding AG	1,134	487,603
Saurer AG †	4,253	358,845
Swissfirst AG	7,847	478,740
Vontobel Holding AG	8,756	347,370
Zehnder Group AG Class B	860	1,367,516
		52,260,714

Taiwan (3.3%)
ChipMOS TECHNOLOGIES
(Bermuda), Ltd. † (S)	14,128	85,474
Faraday Technology Corp.	3,427,980	5,249,778
Greatek Electronics, Inc.	14,209,006	14,960,257
Hsinchu International Bank	365,650	149,438
Hung Poo Real Estate Development Corp.	1,377,000	1,359,845
Micro-Star International Co., Ltd.	4,251,650	1,989,529
Microelectronics Technology †	6,719,000	2,572,452
Novatek Microelectronics Corp., Ltd.	23,307	114,729
Phoenixtec Power Co., Ltd.	486,000	497,666
Quanta Storage, Inc.	1,827,000	2,412,129
Siliconware Precision Industries Co.	53,712	63,651
Sincere Navigation	4,513,200	4,655,823
TSRC Corp.	2,769,000	1,590,219
U-Ming Marine Transport Corp.	14,222,000	14,973,938
		50,674,928

United Kingdom (16.8%)
888 Holdings PLC †	122,299	354,134
Alexon Group PLC	545,335	1,472,785
Amlin PLC	2,392,191	12,932,545

26

COMMON STOCKS (97.7%)* continued

	Shares	Value

United Kingdom continued
Amstrad PLC	252,946	$912,846
Anite Group PLC †	1,147,540	1,604,142
Antofagasta PLC	2,237,656	19,810,739
Arla Foods UK PLC	891,583	818,176
Atkins (WS) PLC	16,941	274,032
Berkeley Group Holdings PLC †	735,206	17,926,056
Bespak PLC	123,724	1,581,288
Blacks Leisure Group PLC	273,768	2,116,562
Brambles Industries PLC	57,266	501,005
British Polythene Industries	13,847	128,518
Carillion PLC	988,877	5,971,366
Cattles PLC	43,463	271,546
Chaucer Holdings PLC	1,652,445	2,089,952
Close Brothers Group PLC	929,010	16,149,321
CLS Holdings PLC †	97,293	1,026,981
Countrywide PLC	789,270	6,117,034
Dana Petroleum PLC †	397,687	9,220,039
Davis Service Group PLC	946,749	8,719,512
Dicom Group PLC	112,628	541,409
Erinaceous Group PLC	495,842	2,690,027
French Connection Group PLC	684,694	2,376,551
Greggs PLC	2,445	195,306
Hiscox PLC	187,221	851,021
HMV Group PLC	2,935,442	8,486,034
Holidaybreak PLC	119,625	1,667,683
ICAP PLC	62,907	553,647
Imperial Chemical Industries PLC	46,526	329,396
Intermediate Capital Group PLC	22,273	553,235
Investec PLC	30,231	1,531,480
Keller Group PLC	127,898	1,661,392
Kensington Group PLC	366,200	5,787,714
Kier Group PLC	48,270	1,478,056
Kiln PLC	486,536	851,315
Liontrust Asset Management PLC	135,279	914,656
London Scottish Bank PLC	864,887	1,875,219
Lookers PLC	703,940	2,195,671
Man Group PLC	1,783,696	14,324,457
McBride PLC	1,121,479	3,519,353
Next PLC	7,417	235,154
Northern Rock PLC	1,091,868	23,154,355
Regus Group PLC †	3,268,956	6,123,969

COMMON STOCKS (97.7%)* continued

	Shares	Value

United Kingdom continued
Rentokil Initial PLC	68,761	$196,492
Resolution PLC	166,153	1,880,238
Robert Wiseman Dairies PLC	114,594	932,810
RPC Group PLC	258,559	1,149,473
Savills PLC	39,904	396,543
Schroders PLC	20,134	348,082
Senior PLC	1,005,508	1,176,111
Severfield-Rowen PLC	101,684	2,881,553
Shire PLC	995,115	16,882,078
SurfControl PLC GDR †	115,200	913,095
TDG PLC	232,110	944,703
Topps Tiles PLC	61,935	285,356
TT electronics PLC	742,986	2,515,291
Tullow Oil PLC	1,934,187	14,429,427
Vedanta Resources PLC	180,809	4,680,215
Vitafort International CP	18,496	358,987
Vitec Group PLC	82,737	739,974
William Hill PLC	1,367,297	16,525,937
Wilson Bowden PLC	25,589	822,484
Wolfson Microelectronics PLC †	11,532	104,948
		260,059,476

Total common stocks (cost $1,182,263,883)		$1,515,638,138

SHORT-TERM INVESTMENTS (2.8%)*

	Principal amount/shares	Value

Putnam Prime Money Market Fund (e)	27,708,273	$27,708,273
Short-term investments held as
collateral for loaned securities with
yields ranging from 5.20% to 5.44% and
due dates ranging from September 1,
2006 to October 6, 2006 (d)	$14,155,938	14,153,782
U.S. Treasury Bills 5.07%,
September 14, 2006 #	1,353,000	1,350,530

Total short-term investments (cost $43,212,585)		$43,212,585

TOTAL INVESTMENTS

Total investments (cost $ 1,225,476,468)		$1,558,850,723

* Percentages indicated are based on net assets of $1,551,927,386.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at August 31, 2006.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at August 31, 2006.

(R) Real Estate Investment Trust.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

At August 31, 2006, liquid assets totaling $53,205,877 have been designated as collateral for open forward contracts, and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GDR after the name of a foreign holding stands for Global Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

27

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/06 (aggregate face value $551,119,670)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$77,077,574	$76,029,352	10/18/06	$ 1,048,222
British Pound	161,950,931	159,548,821	9/20/06	2,402,110
Canadian Dollar	22,925,278	22,703,443	10/18/06	221,835
Euro	223,795,974	226,532,692	9/20/06	(2,736,718)
Norwegian Krone	9,217,886	9,312,901	9/20/06	(95,015)
Swedish Krona	3,791,101	3,836,593	9/20/06	(45,492)
Swiss Franc	51,844,535	53,155,868	9/20/06	(1,311,333)

Total				$ (516,391)

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/06 (aggregate face value $525,357,668)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$14,193,402	$13,958,125	9/20/06	$ (235,277)
Canadian Dollar	29,557,546	29,078,703	10/18/06	(478,843)
Euro	53,035,940	52,745,529	9/20/06	(290,411)
Hong Kong Dollar	36,580,682	36,605,971	11/15/06	25,289
Japanese Yen	320,069,150	327,315,052	11/15/06	7,245,902
Norwegian Krone	26,013,464	26,077,417	9/20/06	63,953
Swedish Krona	21,289,643	21,296,952	9/20/06	7,309
Swiss Franc	18,222,415	18,279,919	9/20/06	57,504

Total				$6,395,426

FUTURES CONTRACTS OUTSTANDING at 8/31/06

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

DJ Euro Stoxx 50 (Long)	93	$4,535,070	Sep-06	$409,168
FTSE 100 Index (Long)	19	2,133,295	Sep-06	87,535
Russell Mini (Long)	67	4,835,390	Sep-06	147,965
SPI 200 (Long)	26	2,532,656	Sep-06	86,328
Topix Index (Long)	34	4,738,893	Sep-06	179,839

Total				$910,835

The accompanying notes are an integral part of these financial statements.

28

Statement of assets and liabilities 8/31/06

ASSETS
Investment in securities, at value, including $12,942,480 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,197,768,195)	$1,531,142,450
Affiliated issuers (identified cost $27,708,273) (Note 5)	27,708,273

Cash	632

Foreign currency (cost $2,594,209) (Note 1)	2,586,486

Dividends, interest and other receivables	2,513,552

Receivable for shares of the fund sold	4,404,255

Receivable for securities sold	11,251,859

Receivable for variation margin (Note 1)	167,505

Receivable for open forward currency contracts (Note 1)	11,481,832

Receivable for closed forward currency contracts (Note 1)	1,710,708

Total assets	1,592,967,552

LIABILITIES
Payable for securities purchased	9,700,357

Payable for shares of the fund repurchased	3,206,085

Payable for compensation of Manager (Note 2)	3,449,563

Payable for investor servicing and custodian fees (Note 2)	455,870

Payable for Trustee compensation and expenses (Note 2)	117,091

Payable for administrative services (Note 2)	2,120

Payable for distribution fees (Note 2)	830,762

Payable for open forward currency contracts (Note 1)	5,602,797

Payable for closed forward currency contracts (Note 1)	3,291,821

Collateral on securities loaned, at value (Note 1)	14,153,782

Other accrued expenses	229,918

Total liabilities	41,040,166

Net assets	$1,551,927,386

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,415,267,036

Undistributed net investment income (Note 1)	19,866,917

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(223,348,574)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	340,142,007

Total — Representing net assets applicable to capital shares outstanding	$1,551,927,386

(Continued on next page)

29

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($943,421,427 divided by 28,587,779 shares)	$33.00

Offering price per class A share (100/94.75 of $33.00)*	$34.83

Net asset value and offering price per class B share ($425,910,427 divided by 13,247,455 shares)**	$32.15

Net asset value and offering price per class C share ($79,201,583 divided by 2,431,544 shares)**	$32.57

Net asset value and redemption price per class M share ($23,720,252 divided by 728,187 shares)	$32.57

Offering price per class M share (100/96.75 of $32.57)*	$33.66

Net asset value, offering price and redemption price per class R share ($1,215,896 divided by 37,097 shares)	$32.78

Net asset value, offering price and redemption price per class Y share ($78,457,801 divided by 2,370,073 shares)	$33.10

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30

Statement of operations Year ended 8/31/06

INVESTMENT INCOME
Dividends (net of foreign tax of $3,407,636) (including dividends of $115,092 from investments in affiliated issuers) (Note 6)	$ 33,384,471

Interest (including interest income of $796,189 from investments in affiliated issuers) (Note 5)	838,455

Securities lending	371,368

Total investment income	34,594,294

EXPENSES
Compensation of Manager (Note 2)	13,365,755

Investor servicing fees (Note 2)	3,486,799

Custodian fees (Note 2)	1,655,998

Trustee compensation and expenses (Note 2)	72,084

Administrative services (Note 2)	36,549

Distribution fees — Class A (Note 2)	2,117,606

Distribution fees — Class B (Note 2)	4,434,717

Distribution fees — Class C (Note 2)	760,964

Distribution fees — Class M (Note 2)	168,422

Distribution fees — Class R (Note 2)	3,574

Other	549,253

Non-recurring costs (Notes 2 and 7)	18,381

Costs assumed by Manager (Notes 2 and 7)	(18,381)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 7)	(349,059)

Total expenses	26,302,662

Expense reduction (Note 2)	(781,740)

Net expenses	25,520,922

Net investment income	9,073,372

Net realized gain on investments (including $1,317,724 from realized loss from investments in affiliated issuers) (Notes 1, 3 and 6)	226,436,920

Net realized gain on futures contracts (Note 1)	233,629

Net realized gain on foreign currency transactions (Note 1)	16,911,924

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	6,319,884

Net unrealized appreciation of investments and futures contracts during the year	50,992,736

Net gain on investments	300,895,093

Net increase in net assets resulting from operations	$309,968,465

The accompanying notes are an integral part of these financial statements.

31

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	8/31/06	8/31/05

Operations:
Net investment income	$ 9,073,372	$ 6,096,867

Net realized gain on investments and foreign currency transactions	243,582,473	218,403,432

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	57,312,620	127,891,605

Net increase in net assets resulting from operations	309,968,465	352,391,904

Distributions to shareholders: (Note 1)

From net investment income

Class A	(10,783,327)	(9,881,687)

Class B	(2,983,761)	(3,448,519)

Class C	(500,408)	(510,784)

Class M	(208,190)	(176,459)

Class R	(7,473)	(1,035)

Class Y	(971,300)	(1,149,361)

Redemption fees (Note 1)	106,716	63,210

Decrease from capital share transactions (Note 4)	(68,499,662)	(149,290,517)

Total increase in net assets	226,121,060	187,996,752

NET ASSETS
Beginning of year	1,325,806,326	1,137,809,574

End of year (including undistributed net investment income of $19,866,917
and $9,314,326, respectively)	$1,551,927,386	$1,325,806,326

The accompanying notes are an integral part of these financial statements.

32

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33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
August 31, 2006	$26.80	.27(d,e)	6.33	6.60	(.40)	(.40)	—(f)	$33.00	24.88(e)	$943,421	1.54(d,e)	.89(d,e)	44.79
August 31, 2005	20.47	.18(d,g)	6.49	6.67	(.34)	(.34)	—(f)	26.80	32.83(g)	744,751	1.60(d)	.77(d,g)	63.85
August 31, 2004	16.31	.13(d)	4.32	4.45	(.29)	(.29)	—(f)	20.47	27.49	594,971	1.62(d)	.67(d)	68.13
August 31, 2003	15.00	.16	1.27	1.43	(.12)	(.12)	—(f)	16.31	9.67	703,809	1.65	1.13	93.27
August 31, 2002	16.82	.10	(1.80)	(1.70)	(.12)	(.12)	—	15.00	(10.17)	751,623	1.54	.60	90.87

CLASS B
August 31, 2006	$26.11	.04(d,e)	6.19	6.23	(.19)	(.19)	—(f)	$32.15	23.98(e)	$425,910	2.29(d,e)	.13(d,e)	44.79
August 31, 2005	19.96	—(d,f,g)	6.33	6.33	(.18)	(.18)	—(f)	26.11	31.82(g)	432,291	2.35(d)	.01(d,g)	63.85
August 31, 2004	15.91	(.01)(d)	4.22	4.21	(.16)	(.16)	—(f)	19.96	26.58	402,796	2.37(d)	(.05)(d)	68.13
August 31, 2003	14.63	.05	1.23	1.28	—	—	—(f)	15.91	8.75	429,457	2.40	.37	93.27
August 31, 2002	16.42	(.02)	(1.77)	(1.79)	—	—	—	14.63	(10.90)	478,348	2.29	(.15)	90.87

CLASS C
August 31, 2006	$26.46	.04(d,e)	6.27	6.31	(.20)	(.20)	—(f)	$32.57	23.95(e)	$79,202	2.29(d,e)	.13(d,e)	44.79
August 31, 2005	20.22	—(d,f,g)	6.41	6.41	(.17)	(.17)	—(f)	26.46	31.80(g)	71,006	2.35(d)	.01(d,g)	63.85
August 31, 2004	16.08	(.02)(d)	4.29	4.27	(.13)	(.13)	—(f)	20.22	26.62	64,866	2.37(d)	(.10)(d)	68.13
August 31, 2003	14.78	.05	1.25	1.30	—(f)	—	—(f)	16.08	8.81	85,732	2.40	.34	93.27
August 31, 2002	16.59	(.03)	(1.78)	(1.81)	—	—	—	14.78	(10.91)	102,078	2.29	(.16)	90.87

CLASS M
August 31, 2006	$26.47	.11(d,e)	6.27	6.38	(.28)	(.28)	—(f)	$32.57	24.26(e)	$23,720	2.04(d,e)	.38(d,e)	44.79
August 31, 2005	20.23	.06(d,g)	6.41	6.47	(.23)	(.23)	—(f)	26.47	32.12(g)	20,121	2.10(d)	.27(d,g)	63.85
August 31, 2004	16.11	.02(d)	4.29	4.31	(.19)	(.19)	—(f)	20.23	26.91	16,535	2.12(d)	.10(d)	68.13
August 31, 2003	14.79	.08	1.26	1.34	(.02)	(.02)	—(f)	16.11	9.12	21,987	2.15	.61	93.27
August 31, 2002	16.58	.02	(1.79)	(1.77)	(.02)	(.02)	—	14.79	(10.68)	23,904	2.04	.11	90.87

CLASS R
August 31, 2006	$26.68	.18(d,e)	6.32	6.50	(.40)	(.40)	—(f)	$32.78	24.61(e)	$1,216	1.79(d,e)	.59(d,e)	44.79
August 31, 2005	20.45	.13(d,g)	6.47	6.60	(.37)	(.37)	—(f)	26.68	32.53(g)	304	1.85(d)	.52(d,g)	63.85
August 31, 2004	16.29	.15(d)	4.28	4.43	(.27)	(.27)	—(f)	20.45	27.35	11	1.87(d)	.75(d)	68.13
August 31, 2003†	14.04	.07	2.18	2.25	—	—	—(f)	16.29	16.03*	1	1.16*	.53*	93.27

CLASS Y
August 31, 2006	$26.88	.35(d,e)	6.34	6.69	(.47)	(.47)	—(f)	$33.10	25.17(e)	$78,458	1.29(d,e)	1.14(d,e)	44.79
August 31, 2005	20.53	.24(d,g)	6.51	6.75	(.40)	(.40)	—(f)	26.88	33.13(g)	57,334	1.35(d)	1.01(d,g)	63.85
August 31, 2004	16.35	.19	4.33	4.52	(.34)	(.34)	—(f)	20.53	27.89	58,630	1.37(d)	1.00(d)	68.13
August 31, 2003	15.05	.21	1.25	1.46	(.16)	(.16)	—(f)	16.35	9.90	55,942	1.40	1.43	93.27
August 31, 2002	16.90	.15	(1.84)	(1.69)	(.16)	(.16)	—	15.05	(10.02)	48,386	1.29	.87	90.87

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 35

Financial highlights (Continued)

* Not annualized.

† For the period January 21, 2003 (commencement of operations) to August 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period.

As a result of such limitation and waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 5):

	8/31/06	8/31/05	8/31/04

Class A	<0.01%	0.01%	0.04%

Class B	<0.01	0.01	0.04

Class C	<0.01	0.01	0.04

Class M	<0.01	0.01	0.04

Class R	<0.01	0.01	0.04

Class Y	<0.01	0.01	0.04

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to the following amounts for the period ended August 31, 2006 (Note 7 ):

		Percentage of
	Per share	net assets

Class A	$0.01	0.02%

Class B	0.01	0.02

Class C	0.01	0.02

Class M	0.01	0.02

Class R	0.01	0.02

Class Y	0.01	0.02

(f) Amount represents less than $0.01 per share.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 7):

		Percentage of
	Per share	net assets

Class A	$0.01	0.02%

Class B	0.01	0.02

Class C	0.01	0.02

Class M	0.01	0.02

Class R	0.01	0.03

Class Y	0.01	0.02

The accompanying notes are an integral part of these financial statements.

36

Notes to financial statements 8/31/06

Note 1: Significant accounting policies

Putnam International Capital Opportunities Fund (“the fund”), is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principal place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is iden-tified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

The redemption fees discussed above will be replaced, effective October 2, 2006, by a 1.00% redemption fee on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the coun-terparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date

37

except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the coun-terparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2006, the value of securities loaned amounted to $13,289,529. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $14,153,782 which is pooled with collateral of other Putnam funds into 1 issue of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2006, the fund had a capital loss carryover of $223,183,529 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$122,077,495	August 31, 2010

101,106,034	August 31, 2011

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J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of foreign currency gains and losses, unrealized gains and losses on certain futures contracts, and foreign tax credits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2006, the fund reclassified $16,933,678 to increase undistributed net investment income and $9,607 to decrease paid-in-capital, with an increase to accumulated net realized losses of $16,924,071.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2006 (the current fiscal year end) were as follows:

Unrealized appreciation	$ 407,421,432
Unrealized depreciation	(74,067,803)
———————————————
Net unrealized appreciation	333,353,629
Undistributed ordinary income	25,724,951
Capital loss carryforward	(223,183,529)
Cost for federal income tax purposes	$1,225,497,094

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administration services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended August 31, 2006, Putnam Management did not waive any of its management fee from the fund.

For the year ended August 31, 2006, Putnam Management has assumed $18,381 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 7).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended August 31, 2006, the fund incurred $5,142,797 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2006, the fund’s expenses were reduced by $781,740 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $550, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $100,068 and $1,265 from the

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sale of class A and class M shares, respectively, and received $317,493 and $1,997 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2006, Putnam Retail Management, acting as underwriter, received $18,494 and no monies, on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended August 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $646,207,891 and $732,376,818, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 8/31/06:
Shares sold	8,039,973	$ 247,724,211

Shares issued in connection with
reinvestment of distributions	357,443	10,144,235

	8,397,416	257,868,446

Shares repurchased	(7,599,781)	(228,546,560)

Net increase	797,635	$ 29,321,886

Year ended 8/31/05:
Shares sold	7,664,130	$ 184,369,082

Shares issued in connection with
reinvestment of distributions	393,613	9,293,205

	8,057,743	193,662,287

Shares repurchased	(9,326,743)	(224,673,790)

Net decrease	(1,269,000)	$ (31,011,503)

CLASS B	Shares	Amount

Year ended 8/31/06:
Shares sold	1,312,175	$ 39,234,514

Shares issued in connection with
reinvestment of distributions	96,050	2,669,236

	1,408,225	41,903,750

Shares repurchased	(4,714,157)	(140,046,056)

Net decrease	(3,305,932)	$ (98,142,306)

Year ended 8/31/05:
Shares sold	1,744,953	$ 40,556,491

Shares issued in connection with
reinvestment of distributions	133,330	3,082,589

	1,878,283	43,639,080

Shares repurchased	(5,500,394)	(129,463,234)

Net decrease	(3,622,111)	$ (85,824,154)

CLASS C	Shares	Amount

Year ended 8/31/06:
Shares sold	341,640	$ 10,435,384

Shares issued in connection with
reinvestment of distributions	14,713	414,315

	356,353	10,849,699

Shares repurchased	(608,311)	(18,162,914)

Net decrease	(251,958)	$ (7,313,215)

Year ended 8/31/05:
Shares sold	307,308	$ 7,286,525

Shares issued in connection with
reinvestment of distributions	17,843	418,053

	325,151	7,704,578

Shares repurchased	(849,970)	(20,131,397)

Net decrease	(524,819)	$(12,426,819)

CLASS M	Shares	Amount

Year ended 8/31/06:
Shares sold	133,027	$ 4,036,067

Shares issued in connection with
reinvestment of distributions	6,854	192,678

	139,881	4,228,745

Shares repurchased	(171,823)	(5,183,666)

Net decrease	(31,942)	$(954,921)

Year ended 8/31/05:
Shares sold	144,350	$ 3,472,826

Shares issued in connection with
reinvestment of distributions	7,035	164,616

	151,385	3,637,442

Shares repurchased	(208,711)	(4,880,109)

Net decrease	(57,326)	$(1,242,667)

CLASS R	Shares	Amount

Year ended 8/31/06:
Shares sold	33,640	$1,017,174

Shares issued in connection with
reinvestment of distributions	263	7,434

	33,903	1,024,608

Shares repurchased	(8,218)	(256,866)

Net increase	25,685	$ 767,742

Year ended 8/31/05:
Shares sold	11,885	$ 287,117

Shares issued in connection with
reinvestment of distributions	44	1,035

	11,929	288,152

Shares repurchased	(1,039)	(25,950)

Net increase	10,890	$ 262,202

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CLASS Y	Shares	Amount

Year ended 8/31/06:
Shares sold	798,498	$ 24,640,328

Shares issued in connection with
reinvestment of distributions	34,189	971,300

	832,687	25,611,628

Shares repurchased	(595,859)	(17,790,476)

Net increase	236,828	$ 7,821,152

Year ended 8/31/05:
Shares sold	1,053,944	$ 25,275,731

Shares issued in connection with
reinvestment of distributions	48,620	1,149,361

	1,102,564	26,425,092

Shares repurchased	(1,825,403)	(45,472,668)

Net decrease	(722,839)	$(19,047,576)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2006, management fees paid were reduced by $19,980 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $796,189 for the year ended August 31, 2006. During the year ended August 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $378,590,859 and $356,057,433, respectively.

Note 6: Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sales	Dividend	Market
Affiliates	Cost	Proceeds	Income	Value

Kwang Dong Pharmaceuticals	$5,478,818	$4,904,817	$115,092	$3,724,225

Market values are shown for those securities affiliated at year end.

Note 7: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $298,996 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

In connection with a settlement between Putnam and the fund’s Trustees the fund received $329,079, during the period, from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived by and reimbursed by Manager or affiliate on the Statement of Operations.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

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Note 8: New accounting pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

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Federal tax information and brokerage
commissions (Unaudited)

Federal tax information

For the period, interest and dividends from foreign countries were $36,788,665 or $0.776 {for all classes of shares}. Taxes paid to foreign countries were $3,407,636 or $0.07 {for all classes of shares}.

For its tax year ended August 31, 2006, the fund hereby designates 86.78%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended August 31, 2006. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Goldman Sachs, Credit Suisse First Boston, UBS Warburg, Citigroup Global Markets, and Merrill Lynch. Commissions paid to these firms together represented approximately 52% of the total brokerage commissions paid for the year ended August 31, 2006.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Cazenove, Deutsche Bank Securities, Hong Kong Shanghai Banking Corp., JP Morgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, Nomura Securities, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

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About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

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Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

45

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

46

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer,
Compliance Liaison and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief Executive Officer,
UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice President, United
Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

47

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate Treasurer,
Compliance Liaison and Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Mark C. Trenchard
Vice President and BSA Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate Treasurer
and Assistant Clerk

Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

48

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN011 237342 10/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2006	$73,207*	$438	$11,830	$1,205
August 31, 2005	$61,762*	$--	$10,917	$764

* Includes fees of $1,345 and $766 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended August 31, 2006 and August 31, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended August 31, 2006 and August 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $283,144 and $199,428 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the funds proposed market timing distribution plan and an analysis of recordkeeping fees

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31,
2006	$ -	$ 153,160	$ -	$ -
August
31, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: October 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 26, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 26, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2006

Date of reporting period: September 1, 2005—August 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam New Value Fund

8|31|06

Annual Report

PUTNAM INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam New Value Fund

8| 31| 06 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Federal tax information	52
Brokerage commissions	53
About the Trustees	54
Officers	60

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

Beginning in May of this year, investors became increasingly preoccupied with the course of the economy. A more pessimistic outlook pervaded the markets as leading economic indicators began to warn of slower growth. The resulting correction undercut much of the progress that markets had achieved in the previous three months. However, in August, the Federal Reserve Board (the Fed) made the decision to leave interest rates unchanged, marking a milestone in its shift to a tighter monetary policy and contributing to a more favorable market environment as your fund’s reporting period drew to a close.

Despite investors’ ongoing concerns about the impact of higher rates, we believe that today’s interest-rate levels, far from being a threat to global economic fundamentals, are in fact an integral part of them. Higher rates in Europe and Japan are shifting the landscape in the fixed-income market and may lead to stronger performance from non-U.S. asset classes in the future. Economic growth may, indeed, be slowing somewhat, but we consider this a typical development for the middle of an economic cycle, and one that could help provide the basis for a longer and more durable business expansion and a continued healthy investment environment going forward.

Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance, and the investment professionals managing your fund have been working to take advantage of the opportunities presented by this environment.

2

We would like to take this opportunity to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended August 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

Putnam New Value Fund: targeting large-company stocks that are significantly undervalued

Putnam New Value Fund targets large-company stocks whose prices are significantly below what management believes to be their true worth. Each of these companies is subjected to close investigation to determine why the market has bid down its stock price and what factors might propel the stock price back to fair value.

The fund’s management team begins by using quantitative analysis to find stocks that are attractively priced relative to their earnings, dividends, and future revenue. The team also looks for signals of positive change — corporate restructuring, the introduction of new products or services, an improving balance sheet, and positive momentum in earnings estimates. This kind of fundamental analysis helps the team identify promising companies before their true long-term worth is recognized by the market.

Putnam New Value Fund generally targets large companies with at least $1 billion in revenue and a 10-year business history. Those parameters help focus the fund’s managers on well-established companies that are less likely to fail. Among those companies, the team seeks out special or unique situations in which the companies’ stocks are trading at steep discounts relative to their longer-term prospects.

Typically, Putnam New Value Fund holds 65 to 75 stocks, making the impact of each stock on the fund's performance that much more significant. The fund's leaner, more aggressive portfolio and value investment strategy have made for a potent combination since the fund's inception.

Since its inception in January 1995, Putnam New Value Fund has sought to achieve capital appreciation by investing in the stocks of undervalued companies poised for positive change.

$38,316
12.12%
annualized return at NAV
$30,000
$20,000
$10,000
2001
Terrorists attack New York and Washington, DC
2003
Iraq War begins
2005
Low interest rates spark record home buying

ANNUALIZED TOTAL RETURN PERFORMANCE

Class A shares	NAV
Life of fund (inception 1/3/95)	12.12%
10 years	9.39
5 years	10.13
3 years	14.76
1 year	9.60

Performance assumes reinvestment of distributions and does not account for taxes. Returns at net asset value (NAV) for class A shares do not reflect a sales charge of 5.25%. Returns for other classes of shares may vary. A 1% short-term trading fee may apply. The period illustrated is longer than the investment horizon of many investors.

5

Putnam New Value Fund seeks long-term capital appreciation by investing in common stocks of midsize and large companies that Putnam Investments believes are undervalued or out of favor, but are likely to appreciate over time. The portfolio may be appropriate for investors who seek strong long-term reward potential and are willing to assume proportionate risk.

Highlights

• For the 12 months ended August 31, 2006, Putnam New Value Fund’s class A shares returned
8.20% without sales charges.

• Over the same period, the fund’s benchmark, the Russell 3000 Value Index, returned 13.84% .

• The average return for the fund’s Lipper category, Multi-Cap Value Funds, was 9.75% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance Total return for class A shares for periods ended 8/31/06 Since the fund's inception (1/3/95), average annual return is 12.02% at NAV and 11.50% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	9.68%	9.09%	151.91%	138.71%

5 years	7.66	6.50	44.61	37.00

3 years	13.49	11.47	46.17	38.49

1 year	8.20	2.52	8.20	2.52

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A 1% short-term trading fee may apply.

Report from the fund managers

The year in review

Throughout your fund’s 2006 fiscal year, the market environment was generally supportive of value stocks and the fund posted what we consider respectable results. Holdings in the defense, airline, and energy industries contributed to solid absolute returns. However, relative performance was hampered by the market’s preference for deeply discounted stocks (i.e., those at the low end of the value spectrum), while our focus was more on higher-quality, significantly undervalued companies with slower-than-expected growth rates. As a result, the fund lagged its benchmark, the Russell 3000 Value Index, and its Lipper peer group average. Results were also hindered by the performance of economically sensitive holdings in areas such as telecommunications and housing. We continue to believe that the market will realize the worth of many of these holdings and that the fund will be able to benefit from their potential.

Market overview

During most of the fund’s 2006 fiscal year, the market rewarded the solid business fundamentals and favorable earnings prospects of many value-oriented companies. Overall, stocks delivered gains despite the significant challenges presented by rising interest rates, soaring energy prices, and — late in the period — growing concerns about inflation and slowing economic growth.

Early on, encouraging economic data gave a lift to equity markets by spurring investors’ optimism that the Fed might be nearing the end of its program of interest-rate increases. This proved to be wishful thinking; the tightening campaign continued until the last month of the fiscal year. Oil prices were a more significant factor behind early market volatility, depressing stocks when they originally surpassed $60 a barrel in October 2005 (and ultimately exceeded the $70/barrel mark later in the year). By early 2006, however, investors were buoyed by a spate of healthy corporate earnings; corporations increased their productivity, hired new employees, strengthened their balance sheets, and posted solid earnings results.

Shortly before the end of the fiscal year came the long-anticipated pause in the Fed rate hikes, breaking a string of 17 consecutive increases spanning more than two years. Encouraging inflation data from both the consumer and producer price indices also buoyed markets. Optimism that the economy was headed for a soft landing was aided by an upward revision to second-quarter GDP (gross domestic product) growth, which nonetheless still reflected a slowdown from the previous quarter, and the highest level of consumer spending since January.

Strategy overview

As a rule, we continue to target opportunities in what we consider to be particularly undervalued stocks. In some market environments, this strategy might lead us to buy lesser-known companies, or stocks of companies that are financially weak. However, in the current market environment, we believe another type of stock can offer potentially greater rewards over the long term. For some time, the market has driven up the prices of small- and mid-cap stocks. As a result, many high-quality large-cap companies with slower-than-expected growth rates have been neglected and, in our opinion, these stocks currently offer the most compelling values in the marketplace.

We have consequently been shifting the portfolio toward a greater concentration in large- and mega-cap stocks. (“Mega-cap” refers to the largest of

Market sector performance These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/06.

Equities

Russell 3000 Value Index (multi-cap value stocks)	13.84%

Russell 3000 Growth Index (multi-cap growth stocks)	3.90%

Russell Midcap Growth Index (midsize-company growth stocks)	6.00%

S&P 500 Index (broad stock market)	8.88%

Bonds

Lehman Aggregate Bond Index (broad bond market)	1.71%

Lehman Municipal Bond Index (tax-exempt bonds)	3.02%

Lehman Credit Index (corporate bonds)	0.71%

large-cap stocks.) This process does not indicate a strategic decision to increase the fund’s average weighted market capitalization. Rather, it is the consequence of our bottom-up, fundamental, and quantitative research process, which helps us determine where the most attractively valued opportunities appear to be at this point in the market cycle. We have the flexibility to invest in mid- and small-cap stocks, and we can continue to add stocks in those capitalization tiers to the portfolio as opportunities arise. However, we believe that successful value investing is all about taking advantage of what the market presents us with at any point in time, and currently, the greatest concentration of opportunities we are seeing fall among large-cap blue-chip companies. In our view, the large- and mega-cap positions that we are adding to the fund offer strong appreciation potential for the long term. Moreover, we believe these high-quality, financially sound companies help improve the portfolio’s risk profile.

Your fund’s holdings

As we already mentioned, several factors contributed to the fund’s weaker relative performance during this fiscal year. One was a substantial weighting in non-energy-related stocks that were economically sensitive and oriented more toward a more rapidly strengthening economy, during a period when energy-related stocks led the market. In

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

addition, investors showed a preference for deeply discounted stocks, such as General Motors, rather than traditional growth names that happened to be temporarily “down and out” —companies that we believe are poised for change. Unfortunately, a number of these stocks did not appreciate as we had hoped.

The underperformance of Brunswick is representative of the economically sensitive stocks that hindered results during the year. This company produces a range of recreational products, including pleasure boats, marine engines, and fitness and bowling equipment. Rising interest rates resulted in a slowdown in luxury expenditures, which in turn caused Brunswick’s boat business to lag. The higher rates also affected the housing/home improvement market, which had a negative impact on the fund’s positions in Home Depot and Masco (manufacturer/installer of home improvement and building products). We continue to hold both of these stocks, since we believe that their fundamentals are solid.

In several cases, stocks turned around unexpectedly following a dormant period, and the fund’s lack of exposure dampened relative performance. JP Morgan and Merck both bounced back after several years of underperfor-mance. AT&T also experienced a dramatic recovery during the period. Over the years, we have not held either AT&T or SBC in the portfolio, since we

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 8/31/06. The fund’s holdings will change over time.

Holding (percent of fund's net assets)	Industry

Citigroup, Inc. (4.6%)	Financial

Bank of America Corp. (4.5%)	Banking

Exxon Mobil Corp. (4.4%)	Oil and gas

Pfizer, Inc. (4.3%)	Pharmaceuticals

Chubb Corp. (The) (3.4%)	Insurance

Tyco International, Ltd. (Bermuda) (3.0%)	Conglomerates

Wal-Mart Stores, Inc. (2.7%)	Retail

Hewlett-Packard Co. (2.7%)	Computers

Altria Group, Inc. (2.6%)	Tobacco

PG&E Corp. (2.5%)	Electric utilities

did not anticipate significant appreciation for these companies. When they merged, the result was a better stock, but still not one that we thought was worthy of inclusion in the fund. This year, however, AT&T bought BellSouth, and investors ran up the stock’s price. Not owning either AT&T or BellSouth accounted for approximately a quarter of the fund’s underperformance on a relative basis. At the time of this writing, we remain skeptical about AT&T/BellSouth, since the industry remains under severe pressure.

One underperforming stock that the fund did own was Tyco. This stock has recently lagged, but the conglomerate will be splitting into several smaller companies over the next year. When it does, the action should unlock a good amount of value. While we have been disappointed with the performance of the stock to date, we believe that Tyco is poised to succeed. Many investors are waiting for the split to occur and the stock may well appreciate to its full worth at that time.

There were bright spots in the portfolio during the year, especially the fund’s overweight positions in defense stocks, including Lockheed Martin and Textron. We aggressively sold most of the fund’s Boeing position, taking profits as it began to strengthen, and then bought back shares as it once again declined.

Stock selection within the energy sector also boosted results, especially the fund’s holdings of Marathon Oil and Occidental Petroleum. We sold off the Occidental position during the period and used the profits to initiate a position in Devon Energy. This independent oil and gas producer had a large discovery in the Gulf of Mexico at the end of the fiscal year, which caused its stock to increase in value.

Finally, we were able to take advantage of strong performance in the airline industry through the fund’s position in Southwest Airlines. Southwest was able to withstand rising energy costs without large increases in ticket prices, and it profited during the period.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Our asset allocation specialists anticipate that returns from U.S. stocks will become more competitive with those of overseas markets in coming months, based on the robust health of the U.S. corporate sector. They believe the odds of solid relative performance are particularly favorable for companies with attractive growth and profitability characteristics but below-market valuations. The team also sees an apparent shift in leadership from small-cap to large-cap companies as investors discover and reward the profitability of large companies, and as the pace of equity-market appreciation moderates. The team believes that U.S. market leadership is likely to shift to larger-cap issues.

We remain bullish on the stock market. The management team will maintain the theme of focusing on down-and-out growth companies that we believe are poised for change, since we see the greatest concentration of opportunities in large-cap blue-chip companies.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Your fund’s performance

This section shows your fund’s performance for periods ended August 31, 2006, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(2/26/96)		(7/26/99)		(2/26/96)		(12/1/03)	(7/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	12.02%	11.50%	11.17%	11.17%	11.16%	11.16%	11.46%	11.14%	11.74%	12.15%

10 years	151.91	138.71	133.41	133.41	133.55	133.55	139.69	131.85	145.84	155.36
Annual average	9.68	9.09	8.85	8.85	8.85	8.85	9.14	8.77	9.41	9.83

5 years	44.61	37.00	39.27	37.27	39.25	39.25	41.17	36.55	42.89	46.48
Annual average	7.66	6.50	6.85	6.54	6.85	6.85	7.14	6.43	7.40	7.93

3 years	46.17	38.49	42.88	39.88	42.87	42.87	43.98	39.34	45.12	47.25
Annual average	13.49	11.47	12.63	11.84	12.63	12.63	12.92	11.69	13.22	13.77

1 year	8.20	2.52	7.38	2.38	7.34	6.33	7.63	4.11	7.92	8.48

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge) Cumulative total return from 8/31/96 to 8/31/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $23,341 and $23,355, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $23,185 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $24,584 and $25,536, respectively. See first page of performance section for performance calculation method.

Comparative index returns For periods ended 8/31/06

		Lipper Multi-Cap
	Russell 3000	Value Funds
	Value Index	category average*

Annual average
(life of fund)	13.40%	11.39%

10 years	197.41	153.58
Annual average	11.52	9.60

5 years	54.52	43.80
Annual average	9.09	7.46

3 years	57.14	46.85
Annual average	16.26	13.60

1 year	13.84	9.75

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 8/31/06, there were 488, 375, 264, and 108 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 8/31/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.196		$0.043	$0.082	$0.092		$0.189	$0.237

Capital gains

Long-term	0.726		0.726	0.726	0.726		0.726	0.726

Short-term	0.091		0.091	0.091	0.091		0.091	0.091

Total	$1.013		$0.860	$0.899	$0.909		$1.006	$1.054

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
8/31/05	$18.43	$19.45	$18.10	$18.08	$18.34	$18.96	$18.33	$18.46

8/31/06	18.88	19.93	18.54	18.47	18.79	19.42	18.73	18.92

Fund performance for most recent calendar quarter Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(2/26/96)		(7/26/99)		(2/26/96)		(12/1/03)	(7/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	12.12%	11.61%	11.27%	11.27%	11.27%	11.27%	11.56%	11.25%	11.85%	12.25%

10 years	145.25	132.41	127.22	127.22	127.27	127.27	133.22	125.58	139.25	148.59
Annual average	9.39	8.80	8.55	8.55	8.56	8.56	8.84	8.48	9.12	9.53

5 years	62.04	53.49	56.04	54.04	56.03	56.03	58.23	53.12	60.09	64.13
Annual average	10.13	8.95	9.31	9.03	9.31	9.31	9.61	8.89	9.87	10.42

3 years	51.15	43.20	47.78	44.78	47.68	47.68	48.83	43.97	50.01	52.26
Annual average	14.76	12.71	13.90	13.13	13.88	13.88	14.17	12.92	14.47	15.04

1 year	9.60	3.84	8.80	3.80	8.76	7.76	9.03	5.49	9.27	9.83

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New Value Fund from March 1, 2006, to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.77	$ 9.58	$ 9.57	$ 8.31	$ 7.04	$ 4.49

Ending value (after expenses)	$1,024.40	$1,020.90	$1,020.50	$1,022.30	$1,023.50	$1,026.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2006, use the calculation method below. To find the value of your investment on March 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 03/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.75	$ 9.55	$ 9.55	$ 8.29	$ 7.02	$ 4.48

Ending value (after expenses)	$1,019.51	$1,015.73	$1,015.73	$1,016.99	$1,018.25	$1,020.77

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio*	1.13%	1.88%	1.88%	1.63%	1.38%	0.88%

Average annualized expense
ratio for Lipper peer group†	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam New Value Fund	56%	52%	54%	57%	68%

Lipper Multi-Cap Value Funds
category average	63%	60%	59%	66%	64%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 8/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value Team. David King is the Portfolio Leader and Michael Abata is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2006, and August 31, 2005.

Trustee and Putnam employee fund ownership

As of August 31, 2006, all of the 11 Trustees then on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 626,000	$ 93,000,000

Putnam employees	$14,584,000	$413,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $1,800,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

David King is also a Portfolio Leader of Putnam Convertible Income-Growth Trust and Putnam High Income Securities Fund. He is also a Portfolio Member of The Putnam Fund for Growth and Income.

Michael Abata is also a Portfolio Leader of Putnam Classic Equity Fund.

David King and Michael Abata may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended August 31, 2006.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2006, and August 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006							•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	N/A

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual became a member of Putnam’s Executive Board after the reporting date.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 24th percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

71st	36th	41st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 477, 370, and 248 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Value Funds category for the one-, five- and ten-year periods ended September 30, 2006, were 74%, 37%, and 50%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 361 out of 487, 101 out of 272, and 53 out of 107 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds And Shareholders of Putnam New Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Value Fund (the “fund”) at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2006, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts October 6, 2006

The fund’s portfolio 8/31/06

COMMON STOCKS (99.6%)*

	Shares	Value

Aerospace and Defense (3.2%)
Boeing Co. (The)	195,500	$14,642,950
Lockheed Martin Corp.	580,800	47,974,080
		62,617,030

Airlines (1.4%)
Southwest Airlines Co.	1,588,097	27,505,840

Banking (8.3%)
Bank of America Corp.	1,708,600	87,941,642
Commerce Bancorp, Inc.	500,600	16,674,986
PNC Financial Services Group (S)	281,100	19,899,069
U.S. Bancorp	758,600	24,328,302
Washington Mutual, Inc. (S)	315,900	13,233,051
		162,077,050

Building Materials (1.4%)
Masco Corp. (S)	1,026,900	28,147,329

Chemicals (3.5%)
E.I. du Pont de Nemours & Co.	489,400	19,561,318
Huntsman Corp. †	566,800	10,236,408
Rohm & Haas Co.	866,445	38,210,225
		68,007,951

Computers (3.2%)
Dell, Inc. †	456,400	10,291,820
Hewlett-Packard Co.	1,419,400	51,893,264
		62,185,084

Conglomerates (4.9%)
Textron, Inc.	426,969	35,805,620
Tyco International, Ltd. (Bermuda) (S)	2,255,600	58,983,940
		94,789,560

Consumer Finance (2.8%)
Capital One Financial Corp.	261,800	19,137,580
Countrywide Financial Corp.	1,044,200	35,293,960
		54,431,540

Consumer Services (0.7%)
Service Corporation International	1,730,600	14,537,040

Containers (1.0%)
Crown Holdings, Inc. †	608,600	11,192,154
Owens-Illinois, Inc. †	565,700	8,576,012
		19,768,166

COMMON STOCKS (99.6%)* continued

	Shares	Value

Electric Utilities (4.3%)
Exelon Corp.	264,800	$16,147,504
PG&E Corp.	1,155,700	48,458,501
Sierra Pacific Resources †	1,288,100	18,999,475
		83,605,480

Electronics (2.1%)
Intel Corp.	2,102,600	41,084,804

Financial (6.5%)
Citigroup, Inc.	1,799,200	88,790,520
Freddie Mac	253,500	16,122,600
MGIC Investment Corp.	377,400	21,840,138
		126,753,258

Health Care Services (2.4%)
Cardinal Health, Inc.	216,000	14,562,720
CIGNA Corp.	109,200	12,347,244
WellPoint, Inc. †	249,700	19,329,277
		46,239,241

Homebuilding (0.5%)
Lennar Corp.	214,800	9,631,632

Household Furniture and Appliances (0.8%)
Whirlpool Corp. (S)	190,000	15,372,900

Insurance (9.7%)
ACE, Ltd. (Bermuda)	547,100	29,466,806
American International Group, Inc.	291,400	18,597,148
Berkshire Hathaway, Inc. Class B †	14,317	45,864,510
Chubb Corp. (The)	1,331,277	66,776,854
Genworth Financial, Inc. Class A (S)	844,200	29,065,806
		189,771,124

Leisure (0.8%)
Brunswick Corp.	572,600	16,433,620

Machinery (1.3%)
Deere (John) & Co. (S)	133,700	10,441,970
Ingersoll-Rand Co., Ltd. Class A (Bermuda)	383,300	14,573,066
		25,015,036

Medical Technology (1.4%)
Boston Scientific Corp. †	1,080,200	18,838,688
PerkinElmer, Inc. (S)	426,300	7,856,709
		26,695,397

Metals (2.0%)
Alcoa, Inc. (S)	657,900	18,809,361
Freeport-McMoRan Copper & Gold, Inc. Class B	344,600	20,059,166
		38,868,527

COMMON STOCKS (99.6%)* continued

	Shares	Value

Natural Gas Utilities (1.0%)
Southern Union Co.	688,800	$19,038,432

Oil & Gas (11.7%)
Chevron Corp.	657,400	42,336,560
Devon Energy Corp.	376,100	23,502,489
Exxon Mobil Corp.	1,273,000	86,143,910
Hess Corp. (S)	306,600	14,036,148
Marathon Oil Corp.	348,100	29,066,350
Newfield Exploration Co. † (S)	444,741	19,230,601
Valero Energy Corp.	241,900	13,885,060
		228,201,118

Pharmaceuticals (4.3%)
Pfizer, Inc.	3,022,200	83,291,832

Photography/Imaging (0.8%)
Xerox Corp. †	1,063,000	15,743,030

Publishing (1.2%)
R. R. Donnelley & Sons Co.	722,500	23,423,450

Railroads (2.0%)
Norfolk Southern Corp.	924,700	39,512,431

Regional Bells (1.5%)
Verizon Communications, Inc. (S)	808,300	28,435,994

Restaurants (2.0%)
McDonald’s Corp.	1,097,600	39,403,840

Retail (6.0%)
Foot Locker, Inc. (S)	376,300	9,068,830
Home Depot, Inc. (The)	714,600	24,503,634
OfficeMax, Inc.	329,400	13,679,982
Supervalu, Inc.	600,500	17,150,280
Wal-Mart Stores, Inc.	1,184,200	52,957,424
		117,360,150

Software (0.8%)
Oracle Corp. †	1,053,500	16,487,275

Telecommunications (1.7%)
Embarq Corp.	213,900	10,085,385
Sprint Nextel Corp.	1,308,600	22,141,512
		32,226,897

Tobacco (2.6%)
Altria Group, Inc.	600,500	50,159,765

Toys (0.8%)
Mattel, Inc.	835,900	15,748,356

COMMON STOCKS (99.6%)* continued

	Shares	Value

Waste Management (1.0%)
Waste Management, Inc. (S)	580,800	$19,909,824

Total common stocks (cost $1,617,292,980)		$1,942,480,003

SHORT-TERM INVESTMENTS (2.6%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 5.22% to 5.44%
and due dates ranging from September 1, 2006
to October 6, 2006 (d)	$ 42,735,217	$42,662,225
Putnam Prime Money Market Fund (e)	8,655,873	8,655,873

Total short-term investments (cost $51,318,098)		$51,318,098

TOTAL INVESTMENTS
Total investments (cost $1,668,611,078)		$1,993,798,101

* Percentages indicated are based on net assets of $1,950,194,073.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at August 31, 2006.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/06

ASSETS

Investment in securities, at value, including $41,643,801 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,659,955,205)	$1,985,142,228
Affiliated issuers (identified cost $8,655,873) (Note 5)	8,655,873

Cash	1,015

Dividends, interest and other receivables	4,769,069

Receivable for shares of the fund sold	2,552,324

Receivable for securities sold	8,464,845

Total assets	2,009,585,354

LIABILITIES

Payable for securities purchased	7,830,543

Payable for shares of the fund repurchased	4,252,887

Payable for compensation of Manager (Notes 2 and 5)	2,874,698

Payable for investor servicing and custodian fees (Note 2)	360,769

Payable for Trustee compensation and expenses (Note 2)	150,515

Payable for administrative services (Note 2)	2,459

Payable for distribution fees (Note 2)	991,310

Collateral on securities loaned, at value (Note 1)	42,662,225

Other accrued expenses	265,875

Total liabilities	59,391,281

Net assets	$1,950,194,073

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,523,702,881

Undistributed net investment income (Note 1)	10,021,193

Accumulated net realized gain on investments (Note 1)	91,282,976

Net unrealized appreciation of investments	325,187,023

Total — Representing net assets applicable to capital shares outstanding	$1,950,194,073

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,309,486,247 divided by 69,363,547 shares)	$18.88

Offering price per class A share
(100/94.75 of $18.88)*	$19.93

Net asset value and offering price per class B share
($426,864,714 divided by 23,030,000 shares)**	$18.54

Net asset value and offering price per class C share
($65,906,232 divided by 3,567,922 shares)**	$18.47

Net asset value and redemption price per class M share
($32,174,002 divided by 1,712,531 shares)	$18.79

Offering price per class M share
(100/96.75 of $18.79)*	$19.42

Net asset value, offering price and redemption price per class R share
($1,574,240 divided by 84,061 shares)	$18.73

Net asset value, offering price and redemption price per class Y share
($114,188,638 divided by 6,036,303 shares)	$18.92

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/06

INVESTMENT INCOME

Dividends	$ 41,749,390

Interest (including interest income of $604,058
from investments in affiliated issuers) (Note 5)	635,630

Securities lending	72,285

Total investment income	42,457,305

EXPENSES

Compensation of Manager (Note 2)	11,495,236

Investor servicing fees (Note 2)	4,874,321

Custodian fees (Note 2)	175,324

Trustee compensation and expenses (Note 2)	86,366

Administrative services (Note 2)	42,859

Distribution fees — Class A (Note 2)	3,125,414

Distribution fees — Class B (Note 2)	4,844,742

Distribution fees — Class C (Note 2)	623,015

Distribution fees — Class M (Note 2)	247,888

Distribution fees — Class R (Note 2)	5,726

Other	668,208

Non-recurring costs (Notes 2 and 6)	23,885

Costs assumed by Manager (Notes 2 and 6)	(23,885)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 6)	(259,875)

Total expenses	25,929,224

Expense reduction (Note 2)	(360,113)

Net expenses	25,569,111

Net investment income	16,888,194

Net realized gain on investments (Notes 1 and 3)	130,458,085

Net unrealized appreciation of investments during the year	1,668,368

Net gain on investments	132,126,453

Net increase in net assets resulting from operations	$149,014,647

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	8/31/06	8/31/05

Operations:
Net investment income	$ 16,888,194	$ 11,604,620

Net realized gain on investments	130,458,085	119,647,171

Net unrealized appreciation of investments	1,668,368	81,815,764

Net increase in net assets resulting from operations	149,014,647	213,067,555

Distributions to shareholders: (Note 1)

From net investment income

Class A	(12,627,408)	(6,351,658)

Class B	(1,189,532)	(633,692)

Class C	(264,019)	(53,936)

Class M	(163,384)	(91,774)

Class R	(9,734)	(677)

Class Y	(1,677,607)	(1,065,342)

From net realized short-term gain on investments

Class A	(5,862,725)	—

Class B	(2,517,382)	—

Class C	(292,997)	—

Class M	(161,609)	—

Class R	(4,687)	—

Class Y	(644,144)	—

From net realized long-term gain on investments

Class A	(46,772,951)	—

Class B	(20,083,731)	—

Class C	(2,337,534)	—

Class M	(1,289,317)	—

Class R	(37,389)	—

Class Y	(5,138,998)	—

Redemption fees (Note 1)	4,785	4,004

Increase (decrease) from capital share transactions (Note 4)	(15,124,740)	328,498,180

Total increase in net assets	32,819,544	533,372,660

NET ASSETS

Beginning of year	1,917,374,529	1,384,001,869

End of year (including undistributed net investment
income of $10,021,193 and $9,207,753, respectively)	$1,950,194,073	$1,917,374,529

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
August 31, 2006	$18.43	.20(d,g)	1.27	1.47	(.20)	(.82)	(1.02)	—(e)	$18.88	8.20	$1,309,486	1.13(d,g)	1.07(d,g)	56.00
August 31, 2005	16.21	.17(d,f)	2.18	2.35	(.13)	—	(.13)	—(e)	18.43	14.56(f)	1,165,377	1.13(d)	.94(d,f)	51.72
August 31, 2004	13.88	.11(d)	2.36	2.47	(.14)	—	(.14)	—(e)	16.21	17.92	731,954	1.19(d)	.75(d)	54.46
August 31, 2003	12.22	.13	1.61	1.74	(.08)	—	(.08)	—	13.88	14.30	688,610	1.18	1.05	57.16
August 31, 2002	14.58	.12	(2.02)	(1.90)	(.10)	(.36)	(.46)	—	12.22	(13.45)	633,088	1.09	.86	68.12

CLASS B
August 31, 2006	$18.10	.06(d,g)	1.24	1.30	(.04)	(.82)	(.86)	—(e)	$18.54	7.388	$426,865	1.88(d,g)	.31(d,g)	56.00
August 31, 2005	15.93	.03(d,f)	2.16	2.19	(.02)	—	(.02)	—(e)	18.10	13.75(f)	530,586	1.88(d)	.19(d,f)	51.72
August 31, 2004	13.66	—(d,e)	2.31	2.31	(.04)	—	(.04)	—(e)	15.93	16.97	490,299	1.94(d)	(.01)(d)	54.46
August 31, 2003	12.03	.04	1.59	1.63	—	—	—	—	13.66	13.55	424,745	1.93	.32	57.16
August 31, 2002	14.39	.02	(2.01)	(1.99)	(.01)	(.36)	(.37)	—	12.03	(14.15)	457,303	1.84	.12	68.12

CLASS C
August 31, 2006	$18.08	.06(d,g)	1.23	1.29	(.08)	(.82)	(.90)	—(e)	$18.47	7.34	$65,906	1.88(d,g)	.32(d,g)	56.00
August 31, 2005	15.91	.03(d,f)	2.16	2.19	(.02)	—	(.02)	—(e)	18.08	13.79(f)	55,887	1.88(d)	.19(d,f)	51.72
August 31, 2004	13.64	—(d,e)	2.31	2.31	(.04)	—	(.04)	—(e)	15.91	16.98	34,594	1.94(d)	—(d,h)	54.46
August 31, 2003	12.02	.04	1.58	1.62	—	—	—	—	13.64	13.48	31,770	1.93	.31	57.16
August 31, 2002	14.39	.02	(2.00)	(1.98)	(.03)	(.36)	(.39)	—	12.02	(14.11)	32,446	1.84	.11	68.12

CLASS M
August 31, 2006	$18.34	.10(d,g)	1.26	1.36	(.09)	(.82)	(.91)	—(e)	$18.79	7.63	$32,174	1.63(d,g)	.57(d,g)	56.00
August 31, 2005	16.13	.08(d,f)	2.18	2.26	(.05)	—	(.05)	—(e)	18.34	14.01(f)	35,182	1.63(d)	.44(d,f)	51.72
August 31, 2004	13.81	.04(d)	2.35	2.39	(.07)	—	(.07)	—(e)	16.13	17.33	29,774	1.69(d)	.25(d)	54.46
August 31, 2003	12.14	.07	1.60	1.67	—	—	—	—	13.81	13.76	32,334	1.68	.56	57.16
August 31, 2002	14.48	.05	(2.00)	(1.95)	(.03)	(.36)	(.39)	—	12.14	(13.81)	35,610	1.59	.37	68.12

CLASS R
August 31, 2006	$18.33	.16(d,g)	1.25	1.41	(.19)	(.82)	(1.01)	—(e)	$18.73	7.92	$1,574	1.38(d,g)	.86(d,g)	56.00
August 31, 2005	16.18	.12(d,f)	2.19	2.31	(.16)	—	(.16)	—(e)	18.33	14.33(f)	711	1.38(d)	.65(d,f)	51.72
August 31, 2004†	14.82	.06(d)	1.44	1.50	(.14)	—	(.14)	—(e)	16.18	10.24*	3	1.08*(d)	.37*(d)	54.46

CLASS Y
August 31, 2006	$18.46	.25(d,g)	1.27	1.52	(.24)	(.82)	(1.06)	—(e)	$18.92	8.48	$114,189	.88(d,g)	1.33(d,g)	56.00
August 31, 2005	16.23	.21(d,f)	2.19	2.40	(.17)	—	(.17)	—(e)	18.46	14.85(f)	129,631	.88(d)	1.19(d,f)	51.72
August 31, 2004	13.90	.16(d)	2.35	2.51	(.18)	—	(.18)	—(e)	16.23	18.19	97,378	.94(d)	.99(d)	54.46
August 31, 2003	12.23	.15	1.63	1.78	(.11)	—	(.11)	—	13.90	14.67	72,965.93		1.27	57.16
August 31, 2002	14.59	.15	(2.02)	(1.87)	(.13)	(.36)	(.49)	—	12.23	(13.25)	51,298.84		1.08	68.12

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42	43

Financial highlights (Continued)

* Not annualized.
† For the period 12/1/03 (commencement of operations) to 8/31/04.
(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).
(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period.
As a result of such waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 5):

	8/31/06	8/31/05	8/31/04

Class A	<0.01%	<0.01%	<0.01%

Class B	<0.01	<0.01	<0.01

Class C	<0.01	<0.01	<0.01

Class M	<0.01	<0.01	<0.01

Class R	<0.01	<0.01	<0.01

Class Y	<0.01	<0.01	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage of
	Per share	net assets

Class A	$0.01	0.03%

Class B	0.01	0.03

Class C	0.01	0.03

Class M	0.01	0.03

Class R	0.01	0.05

Class Y	0.01	0.03

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to the following amounts for the period ended
August 31, 2006 (Note 6):

		Percentage of
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(h) Amount represents less than 0.01% .

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/06

Note 1: Significant accounting policies

Putnam New Value Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

The redemption fees discussed above will be replaced, effective October 2, 2006, by a 1.00% redemption fee on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2006, the value of securities loaned amounted to $41,643,801. The fund received cash collateral of $42,662,225 which is pooled with collateral of other Putnam funds into 42 issues of high grade short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2006, the fund reclassified $143,070 to decrease undistributed net investment income with an increase to accumulated net realized gain of $143,070.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2006 were as follows:

Unrealized appreciation	$ 359,981,986
Unrealized depreciation	(46,341,336)
————————
Net unrealized appreciation	313,640,650
Undistributed ordinary income	9,726,173
Undistributed short-term gain	31,213,048
Undistributed long-term gain	71,911,322
Cost for federal income
tax purposes	$1,680,157,451

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2007, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended August 31, 2006, Putnam Management did not waive any of its management fee from the fund.

For the year ended August 31, 2006, Putnam Management has assumed $23,885 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended August 31, 2006, the fund incurred $5,049,645 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2006, the fund’s expenses were reduced by $360,113 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $625, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $158,952 and $1,688 from the sale of class A and class M shares, respectively, and received $417,532 and $6,864 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2006, Putnam Retail Management, acting as underwriter, received $4,311 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended August 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,083,490,792 and $1,161,600,481, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 8/31/06:
Shares sold	19,532,435	$ 359,920,724

Shares issued
in connection
with reinvestment
of distributions	3,437,437	61,977,000

	22,969,872	421,897,724

Shares

repurchased	(16,823,344)	(310,332,764)

Net increase	6,146,528	$ 111,564,960

Year ended 8/31/05:
Shares sold	30,009,242	$ 530,460,719

Shares issued
in connection
with reinvestment
of distributions	342,720	6,021,606

	30,351,962	536,482,325

Shares
repurchased	(12,293,906)	(216,624,772)

Net increase	18,058,056	$ 319,857,553

CLASS B	Shares	Amount

Year ended 8/31/06:
Shares sold	3,806,966	$ 69,024,067

Shares issued
in connection
with reinvestment
of distributions	1,229,123	21,878,392

	5,036,089	90,902,459

Shares
repurchased	(11,324,664)	(205,351,238)

Net decrease	(6,288,575)	$ (114,448,779)

Year ended 8/31/05:
Shares sold	9,878,833	$ 170,329,333

Shares issued
in connection
with reinvestment
of distributions	33,205	576,109

	9,912,038	170,905,442

Shares
repurchased	(11,373,721)	(198,012,518)

Net decrease	(1,461,683)	$ (27,107,076)

CLASS C	Shares	Amount

Year ended 8/31/06:
Shares sold	1,130,973	$ 20,419,770

Shares issued
in connection
with reinvestment
of distributions	137,847	2,445,388

	1,268,820	22,865,158

Shares
repurchased	(792,483)	(14,350,473)

Net increase	476,337	$ 8,514,685

Year ended 8/31/05:
Shares sold	1,556,662	$ 27,019,403

Shares issued
in connection
with reinvestment
of distributions	2,646	45,949

	1,559,308	27,065,352

Shares
repurchased	(641,620)	(11,127,431)

Net increase	917,688	$ 15,937,921

CLASS M	Shares	Amount

Year ended 8/31/06:
Shares sold	208,204	$ 3,831,518

Shares issued
in connection
with reinvestment
of distributions	86,926	1,565,531

	295,130	5,397,049

Shares
repurchased	(501,226)	(9,174,726)

Net decrease	(206,096)	$(3,777,677)

Year ended 8/31/05:
Shares sold	482,600	$ 8,340,266

Shares issued
in connection
with reinvestment
of distributions	5,069	88,915

	487,669	8,429,181

Shares
repurchased	(415,502)	(7,269,503)

Net increase	72,167	$ 1,159,678

CLASS R	Shares	Amount

Year ended 8/31/06:
Shares sold	80,257	$1,471,214

Shares issued
in connection
with reinvestment
of distributions	2,891	51,810

	83,148	1,523,024

Shares
repurchased	(37,894)	(697,543)

Net increase	45,254	$ 825,481

Year ended 8/31/05:
Shares sold	50,473	$ 887,728

Shares issued
in connection
with reinvestment
of distributions	39	677

	50,512	888,405

Shares
repurchased	(11,888)	(205,078)

Net increase	38,624	$ 683,327

CLASS Y	Shares	Amount

Year ended 8/31/06:
Shares sold	1,301,941	$ 24,027,374

Shares issued
in connection
with reinvestment
of distributions	336,491	6,066,933

	1,638,432	30,094,307

Shares
repurchased	(2,622,619)	(47,897,717)

Net decrease	(984,187)	$(17,803,410)

Year ended 8/31/05:
Shares sold	2,069,172	$ 36,418,795

Shares issued
in connection
with reinvestment
of distributions	60,634	1,065,342

	2,129,806	37,484,137

Shares
repurchased	(1,109,786)	(19,517,360)

Net increase	1,020,020	$ 17,966,777

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2006, management fees paid were reduced by $17,019 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $604,058 for the year ended August 31, 2006. During the year ended August 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $401,270,887 and $418,677,209, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $516,503 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

In connection with a settlement between Putnam and the fund's Trustees the fund received $242,856, during the period, from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncement

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

Federal tax information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $90,495,219 as long term capital gain, for its taxable year ended August 31, 2006.

The fund designated 68.94% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2006, the fund hereby designates 72.31% or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended August 31, 2006. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Citigroup Global Markets, UBS Warburg, Merrill Lynch, and Deutsche Bank Securities. Commissions paid to these firms together represented approximately 46% of the total brokerage commissions paid for the year ended August 31, 2006.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, JP Morgan Clearing, Lazard Freres & Co., Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, Sanford Bernstein, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Associate Treasurer,	Vice President
Compliance Liaison and	Since 2004
Principal Executive Officer
Since 1989	Senior Managing Director, Putnam
Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior
Senior Vice President and Treasurer	to 2003, Senior Vice President, United
Since 2004	Asset Management Corporation

Prior to 2004, Managing Director,	Francis J. McNamara, III (Born 1955)
Putnam Investments	Vice President and Chief Legal Officer
Since 2004
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	Senior Managing Director, Putnam
Since 2002	Investments, Putnam Management
and Putnam Retail Management. Prior
Senior Managing Director, Putnam	to 2004, General Counsel, State Street
Investments. Prior to July 2001, Partner,	Research & Management Company
PricewaterhouseCoopers LLP
Charles A. Ruys de Perez (Born 1957)
Michael T. Healy (Born 1958)	Vice President and Chief Compliance Officer
Assistant Treasurer and	Since 2004
Principal Accounting Officer
Since 2000	Managing Director, Putnam Investments

Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Beth S. Mazor (Born 1958)	Since 2002
Vice President
Since 2002	Managing Director, Putnam Investments

Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
James P. Pappas (Born 1953)	Since 1993
Vice President
Since 2004	Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
Managing Director, Putnam Investments	and Assistant Clerk
and Putnam Management. During 2002,	Since 2005
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,	Nancy E. Florek (Born 1957)
President and Chief Executive Officer,	Vice President, Assistant Clerk,
UAM Investment Services, Inc.	Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Robert E. Patterson	Richard S. Robie, III
Putnam Investment	George Putnam, III	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Francis J. McNamara, III
Boston, MA 02109		Vice President and
	Officers	Chief Legal Officer
Marketing Services	George Putnam, III
Putnam Retail Management	President	Charles A. Ruys de Perez
One Post Office Square		Vice President and
Boston, MA 02109	Charles E. Porter	Chief Compliance Officer
Executive Vice President,
Custodian	Associate Treasurer,	Mark C. Trenchard
Putnam Fiduciary	Compliance Liaison and	Vice President and
Trust Company	Principal Executive Officer	BSA Compliance Officer

Legal Counsel	Jonathan S. Horwitz	Judith Cohen
Ropes & Gray LLP	Senior Vice President	Vice President, Clerk and
	and Treasurer	Assistant Treasurer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Wanda M. McManus
PricewaterhouseCoopers LLP	Vice President and	Vice President, Senior Associate
	Principal Financial Officer	Treasurer and Assistant Clerk
Trustees
John A. Hill, Chairman	Michael T. Healy	Nancy E. Florek
Jameson Adkins Baxter,	Assistant Treasurer and	Vice President, Assistant Clerk,
Vice Chairman	Principal Accounting Officer	Assistant Treasurer and
Charles B. Curtis		Proxy Manager
Myra R. Drucker	Beth S. Mazor
Charles E. Haldeman, Jr.	Vice President
Paul L. Joskow
Elizabeth T. Kennan	James P. Pappas
Vice President

This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN025 237336 10/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2006	$60,362*	$532	$3,275	$1,526
August 31, 2005	$48,716*	$--	$3,336	$992

* Includes fees of $1,732 and $938 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended August 31, 2006 and August 31, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended August 31, 2006 and August 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $275,004 and $192,075 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the funds proposed market timing distribution plan and an analysis of recordkeeping fees

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31,
2006	$ -	$ 153,160	$ -	$ -
August
31, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: October 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 26, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 26, 2006